Exhibit 4.11

Exhibit 4.13 Execution Version MASTER EXCLUSIVE SERVICE AGREEMENT “ ”2014 9 19 This Master Exclusive Service Agreement (this “Agreement”) is entered into as of September 19, 2014 by and among the following parties: (1) “ ” “ ”; Beijing Pioneer Technology Co., Ltd. ( ) (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”); (2) “ ” Beijing New Oriental Education & Technology (Group) Co., Ltd. ( ) (“New Oriental China”), a domestic company registered in Beijing under the PRC laws; and “ ” “ ” (The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party.”) RECITALS WHEREAS, Parties intend to utilize their respective expertise and resources to further promote their existing business and expand their market share; and 1 “ ” WHEREAS, the WFOE, together with its affiliates, intends to provide certain services to New Oriental China and its schools and subsidiaries as listed in Schedule 1 hereof and schools and/or subsidiaries form anytime and from time to time hereafter (“New Oriental Schools and Subsidiaries”); and New Oriental China and New Oriental Schools and Subsidiaries agree to accept such services only from the WFOE and affiliates.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Parties hereby agree as follows:
AGREEMENT
1. Provision of Services
1.1 “ ”2
In accordance with the terms and conditions set forth in this Agreement, New Oriental China and New Oriental Schools and Subsidiaries (New Oriental China and New Oriental Schools and Subsidiaries collectively, the “Service Receiving Parties”) hereby irrevocably appoint and designate the WFOE as their exclusive service provider to provide the technical and business support services as set forth in Schedule 2.
1.2
During the term of this Agreement, Service Receiving Parties shall not, without the WFOE’s written consent, directly and indirectly, obtain the same or similar services as provided under this Agreement from any third party, or enter into any similar service agreement with any third party other than the Service Providers designated by the WFOE.
2. WFOE’s Power to Designate Service Provider; Statement of Work
2.1 “ ”
The WFOE has the right to designate and appoint, at its sole discretion, any entities affiliated with the WFOE to provide any and all service set forth in Section 1 hereof. Without limiting the generality of the foregoing, the WFOE hereby designates and appoints Beijing Hewstone
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Technology Co., Ltd., Beijing Decision Education & Consulting Co., Ltd., Shanghai Smart Words Software Technology Co., Ltd., Beijing Smart Wood Software Technology Co., Ltd., Beijing Right Time Technology Co., Ltd., Beijing Joy Tend Technology Co., Ltd., Beijing Magnificence Technology Co., Ltd. and Beijing Top Technology Co., Ltd. and their respective subsidiaries as additional service providers (together with the WFOE, the “Service Providers”) to provide service set forth in Section 1 hereof.
2.2 “ ” 2
Service Providers shall determine the specific contents of services within the scope listed in Schedule 2 with the Service Receiving Parties in one or more separate service agreements (each, a “Service Agreement”).
2.3 3 “ ”
Parties agree that the various service agreements the WFOE or its affiliates have entered into with Service Receiving Parties (the “Existing Service Agreements”) as set forth in Schedule 3 shall remain effective according to their terms; provided, however, in case of any conflict between this Agreement and any of the Existing Service Agreements, the terms and conditions under this Agreement shall prevail.
3. Service Fee and Payment
3.1 2
The WFOE shall have the right to determine, at its reasonable discretion, the service fee and proper payment manners for Service Receiving Parties. The calculation and payment manners of the service fee are stipulated in Schedule 2 of the Agreement.
3.2 10
If the WFOE, in its reasonable discretion, determines that the fee calculation mechanism specified shall no longer apply for any reasons at any time or from time to time during the term of this Agreement, the WFOE shall have the rights to adjust the fee by giving a 10-day written notice to Service Receiving Parties.
4. Intellectual Property Rights
4.1
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Any intellectual properties developed by performance of this Agreement, including but not limited to copyrights, patents, knowhow and trade secrets, belong to Service Providers, and Service Receiving Parties shall enjoy no rights other than those expressly provided herein.
4.2
If a development is based on the intellectual properties owned by Service Receiving Parties, Service Receiving Parties shall warrant and guarantee that such intellectual properties are flawless. Otherwise, Service Receiving Parties shall bear all damages and losses caused to Service Providers by any flaw of such intellectual properties. If the Service Providers are to bear any liabilities to any third party thus caused, it has the right to recover all of its losses from Service Receiving Parties.
4.3
The Parties agree that this section shall survive the termination or expiration of this Agreement.
5. WFOE’s Financial Support
5.1
To ensure that the cash flow requirements with regard to the business operations of Service Receiving Parties are met and/or to set off loss accrued during such operations, the WFOE agrees that it shall, to the extent permissible under PRC law, through itself or its designated person, provide financial support to Service Receiving Parties. The WFOE’s financing support for Service Receiving Parties may take the form of bank entrusted loans or borrowings.
6. Representations and Warranties
6.1
The WFOE hereby represents and warrants as follows:
(a)
It is a wholly foreign-owned enterprise duly incorporated and validly existing under PRC law;
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(b) Its execution and performance of this Agreement are within WFOE’s corporate power and business scope. It has taken necessary corporate actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies. The execution and performance of this Agreement by the WFOE do not violate the laws and contracts binding upon the WFOE; and
(c)
Upon execution, this Agreement will constitute a legal, valid and binding obligation of the WFOE enforceable against the WFOE in accordance with its terms.
6.2
Each of Service Receiving Parties, separately and jointly, represent and warrant as follows:
(a)
It is an legal person duly incorporated and validly existing under PRC law;
(b)
Its execution and performance of this Agreement are within its entity power and business scope. It has taken necessary entity actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies. Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and
(c)
Upon execution, this Agreement will constitute a legal, valid and binding obligation of Service Receiving Parties enforceable against them in accordance with its terms.
7. Confidentiality
7.1 “ ”
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Service Receiving Parties agree to take all reasonable steps to protect and maintain the confidentiality of the confidential data and information received by Service Receiving Parties in connection with the performance of this Agreement (collectively, the “Confidential Information”). Service Receiving Parties shall not disclose, give or transfer any Confidential Information to any third party without WFOE’s prior written consent. Upon termination of this Agreement, Service Receiving Parties shall, at WFOE’s request, return or destroy any and all documents, information or software containing any of such Confidential Information to WFOE, and delete all of such Confidential Information from any memory devices, and cease to use such Confidential Information.
7.2 (a) (b) (c)
Each Party shall maintain the confidentiality of all Confidential Information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any Confidential Information by the staff members or agency hired by any Party shall be deemed disclosure of such Confidential Information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.
8. Effective Date and Term
8.1
This Agreement shall be signed and take effect as of the date first set forth above.
8.2 10 (10)30
The term of this Agreement is ten (10) years and shall be automatically extended for successive ten (10) years unless terminated as provided herein. Notwithstanding the foregoing provisions, the WFOE may terminate this Agreement at any time with a written notice to New
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Oriental China given thirty (30) days in advance. None of Service Receiving Parties can terminate this Agreement.
8.3
During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for renewal of its operation term is not approved by relevant government authorities.
9. Governing Law
This Agreement shall be construed in accordance with and governed by the laws of the PRC.

10.	Dispute Resolution

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the WFOE and New Oriental China, or New Oriental China on behalf of New Oriental Schools and Subsidiaries in good faith through negotiations. In case no resolution can be reached by the WFOE and New Oriental China, such dispute shall be submitted to Beijing Arbitration Commission for arbitration in accordance with its rules of arbitration in effect at the time of applying for arbitration and the place of arbitration shall be in Beijing. The language of the proceedings shall be Chinese. The arbitral award is final and binding upon all Parties.

11.	Notices

11.1
For purpose of the Notices hereunder, New Oriental China will give or receive the relevant notice on behalf New Oriental Schools and Subsidiaries where applicable. The WFOE’s notice being given to New Oriental China shall be deemed being given to Service Receiving Parties.
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11.2 (a) (b)10 (c)
Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English or Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the postage prepaid registered airmail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.
11.3
For the purpose of notices, the addresses of the Parties are as follows:
Beijing Pioneer Technology Co., Ltd. 3 B 315 Address: Room 315, Tower B, No. 3 Danleng Street, Haidian District, Beijing Attn: Xiang Wang (86-10)60908208 Phone: (86-10)60908208
Beijing New Oriental Education & Technology (Group) Co., Ltd. 6 9 Address: No. 6 Haidian Mid Street, Haidian District, Beijing Attn: Rui Guan (86-10) 60908112 Phone: (86-10) 60908112
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12.	New Oriental Schools and Subsidiaries

12.1 4
New Oriental China shall procure New Oriental Schools and Subsidiaries and any new schools or subsidiaries established, formed or incorporated after the date of this Agreement to execute a Joinder Agreement in a form attached as Schedule 4 so that such existing or new schools or subsidiaries shall become parties to this Agreement. Before any New Oriental Schools and Subsidiaries execute the Joinder Agreement, New Oriental China shall guarantee, undertake and procure such New Oriental Schools and Subsidiaries to comply all terms and conditions of this Agreement.
12.2
A person or entity who has entered into a Joinder Agreement pursuant to this Agreement shall have the benefit of and be subject to the burden of all the provisions of this Agreement as if he were party to it in the capacity designated in the Joinder Agreement, and this Agreement shall be interpreted accordingly.

13.	Assignment

13.1
Service Receiving Parties shall not assign any of their respective rights or obligations under this Agreement to any third party without the prior written consent of the WFOE.
13.2
Service Receiving Parties hereby agree that the WFOE may assign its rights and obligations under this Agreement as the WFOE may decide at its sole discretion, only be subject to a written notice to New Oriental China.
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14. Severability
If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.
15. Amendment or Supplement
Any amendment or supplement to this Agreement shall be made by Parties in writing. The amendments or supplements duly executed by each party shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.
16. Counterparts
This Agreement shall be executed in two originals by all Parties, with the WFOE and New Oriental China holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.
17. Languages
This Agreement is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.
[Signature page follows]
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IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
Beijing Pioneer Technology Co., Ltd.
Authorized Representative:
Signature: /s/ Authorized Representative
Seal: /s/ Company Seal
Beijing New Oriental Education & Technology (Group) Co., Ltd.
Authorized Representative:
Signature: /s/ Authorized Representative
Seal: /s/ Company Seal
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SCHEDULE 1
附件 1

List of New Oriental Schools and Subsidiaries
新东方学校及子公司清单

1. 学校 Schools

序号 No.	学校英文名称 English Name of Schools	学校中文名称 Chinese Name of Schools
1.	Beijing Haidian District Privately-Funded New Oriental School	北京市海淀区私立新东方学校
2.	Beijing Changping New Oriental Foreign Language School	北京昌平新东方外国语学校
3.	Shanghai Yangpu District New Oriental Advanced Study School	上海杨浦区新东方进修学校
4.	Guangzhou Haizhu District Privately-Funded New Oriental Training School	广州市海珠区私立新东方培训学校
5.	Guangzhou Panyu Privately-Funded New Oriental Training Center	广州市番禺私立新东方教育培训中心
6.	Guangzhou New Oriental Training School	广州市新东方培训学校
7.	Wuhan New Oriental Training School	武汉新东方培训学校
8.	Tianjin New Oriental Training School	天津新东方培训学校
9.	Xi'an Yanta District New Oriental Training School	西安市雁塔区新东方培训学校
10.	Nanjing Gulou New Oriental Advanced Study School	南京鼓楼新东方进修学校
11.	Shenzhen New Oriental Training School	深圳新东方培训学校
12.	Shenyang New Oriental Foreign Language Training School	沈阳新东方外语培训学校
13.	Chongqing New Oriental Training School	重庆新东方培训学校
14.	Chengdu New Oriental School	成都新东方学校
15.	Xiangyang New Oriental Training School	襄阳新东方培训学校
16.	Harbin Nangang District New Oriental Training School	哈尔滨市南岗区新东方培训学校
17.	Changsha Furong District New Oriental Training School	长沙市芙蓉区新东方培训学校
18.	Taiyuan New Oriental Training School	太原新东方培训学校
19.	Jinan New Oriental School	济南新东方学校
20.	Hangzhou New Oriental School	杭州新东方进修学校
21.	Fuyang New Oriental Training School	富阳市新东方培训学校
22.	Changchun New Oriental Training School	长春市新东方培训学校
23.	Zhengzhou New Oriental Training School	郑州新东方培训学校
24.	Foshan New Oriental Training School	佛山市新东方培训学校
25.	Suzhou New Oriental School	苏州新东方学校
26.	Shijiazhuang New Oriental School	石家庄新东方学校
27.	Hefei New Oriental Foreign Language Training School	合肥新东方外语培训学校

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序号 No.	学校英文名称 English Name of Schools	学校中文名称 Chinese Name of Schools
28.	Fuzhou Gulou District New Oriental Training school	福州市鼓楼区新东方培训学校
29.	Yunnan New Oriental Training School	云南新东方培训学校
30.	Anshan New Oriental Training School	鞍山市新东方培训学校
31.	Zhuzhou New Oriental Training School	株洲市新东方培训学校
32.	Yichang Xiling District New Oriental School	宜昌市西陵区新东方学校
33.	Wuxi New Oriental Advanced Study School	无锡新东方进修学校
34.	Jingzhou New Oriental School	荆州市新东方培训学校
35.	Nanchang Donghu District New Oriental Language School	南昌市东湖区新东方语言学校
36.	Dalian New Oriental Training School	大连新东方培训学校
37.	Huangshi New Oriental Training School	黄石市新东方培训学校
38.	Ningbo New Oriental School	宁波新东方学校
39.	Lanzhou Chengguan District New Oriental School	兰州市城关区新东方学校
40.	Xiamen Siming District New Oriental Education Training School	厦门市思明区新东方教育培训学校
41.	Qingdao New Oriental Language Training School	青岛新东方教育培训学校
42.	Nanning New Oriental Education Training School	南宁市新东方教育培训学校
43.	Changchun Tongwen Senior High School	长春市新东方同文高中
44.	Changchun Tongwen Gaokao Training School	长春市新东方同文高考培训学校
45.	Xuzhou New Oriental Advanced Study School	徐州市新东方进修学校
46.	Xiangtan Yuhu District New Oriental School	湘潭市雨湖区新东方培训学校
47.	Zhenjiang New Oriental Training Center	镇江新东方培训中心
48.	Luoyang New Oriental School	洛阳新东方学校
49.	Nantong Chongchuan District New Oriental School	南通市崇川区新东方培训学校
50.	Jilin Chuanying District New Oriental Taining School	吉林市船营区新东方培训学校
51.	Guiyang Yunyan District New Oriental School	贵阳市云岩区新东方学校
52.	Inner Mongolia Huhhot New Oriental School	内蒙古呼和浩特市新东方培训学校
53.	Tangshan Lubei District New Oriental School	唐山市路北区新东方培训学校
54.	Urumqi New Oriental Training School	乌鲁木齐新东方培训学校
55.	Beijing New Oriental Yangzhou Foreign Language School	北京新东方扬州外国语学校
56.	Shiyan New Oriental School	十堰新东方培训学校
57.	China Management Software Institute	中国管理软件学院

2. 子公司 Subsidiaries

No.	English Name of Subsidiaries	Chinese Name of Subsidiaries

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No.	English Name of Subsidiaries	Chinese Name of Subsidiaries
58.	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.	北京新东方大愚文化传播有限公司
59.	Beijing New Oriental Dogwood Advertisement Co., Ltd.	北京新东方大愚广告有限公司
60.	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.	北京新东方大愚图书音像有限公司
61.	Shanghai Dogwood Bookstore & Audio-Visual Products Co., Ltd.	上海大愚图书音像有限公司
62.	Guangzhou Dogwood Bookstore & Audio-Visual Products Co., Ltd.	广州大愚图书音像有限公司
63.	Wuhan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	武汉新东方大愚图书音像有限公司
64.	Tianjin Dogwood Bookstore & Audio-Visual Products Co., Ltd.	天津大愚图书音像有限公司
65.	Xi'an New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	西安新东方大愚图书音像有限公司
66.	Nanjing New Oriental Dogwood Bookstore Products Co., Ltd.	南京新东方大愚图书有限公司
67.	Shenyang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	沈阳新东方大愚图书音像有限公司
68.	Chengdu New Oriental Dogwood Bookstore Products Co., Ltd.	成都新东方大愚图书有限公司
69.	Chongqing New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	重庆新东方大愚图书音像有限公司
70.	Harbin New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	哈尔滨新东方大愚图书音像经销有限公司
71.	Changsha New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	长沙新东方大愚图书音像有限公司
72.	Changchun New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	长春新东方大愚图书音像有限公司
73.	Taiyuan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	太原新东方大愚图书音像有限公司
74.	Hefei Dogwood Bookstore & Audio-Visual Products Co., Ltd.	合肥大愚图书音像有限公司
75.	Fuzhou Gulou District Dogwood Bookstore & Audio-Visual Products Co., Ltd.	福州市鼓楼区大愚图书音像有限公司
76.	Hangzhou Dogwood Bookstore Products Co., Ltd.	杭州大愚图书有限公司
77.	Nanchang Dogwood Bookstore & Audio-Visual Products Co., Ltd.	南昌大愚图书音像有限公司
78.	Kunming Dogwood Bookstore & Audio-Visual Products Co., Ltd.	昆明大愚图书音像有限公司
79.	Dalian New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	大连新东方大愚图书音像有限公司
80.	Jinan Dogwood Bookstore & Audio-Visual Products Co., Ltd.	济南大愚图书音像有限公司

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No.	English Name of Subsidiaries	Chinese Name of Subsidiaries
81.	Lanzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	兰州新东方大愚图书音像有限公司
82.	Shijiazhuang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	石家庄市新东方大愚图书音像有限公司
83.	Ningbo Haishu New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	宁波海曙新东方大愚图书音像有限公司
84.	Suzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	苏州新东方大愚图书音像有限公司
85.	Qingdao New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	青岛新东方大愚图书音像有限公司
86.	Xuzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	徐州新东方大愚图书音像有限公司
87.	Urumqi Dogwood Bookstore & Audio-Visual Products Co., Ltd.	乌鲁木齐大愚文化图书音像有限公司
88.	Xiamen New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	厦门新东方大愚图书音像有限公司
89.	Huhhot Dogwood Bookstore & Audio-Visual Products Co., Ltd.	呼和浩特市大愚图书音像有限责任公司
90.	Beijing New Oriental Xuncheng Network Technology Co., Ltd.	北京新东方迅程网络科技有限公司
91.	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.	北京新东方前途出国咨询有限公司
92.	Shanghai Vision Overseas Service Company Limited	上海前途出国留学服务有限公司
93.	Shandong New Oriental Vision Overseas Consultancy Co., Ltd.	山东新东方前途出国咨询有限公司
94.	Leci Internet Technology(Beijing) Company Limited	乐词网络科技（北京）有限公司
95.	Beijing Dianshijingwei Technology Company Limited	北京点石经纬科技有限公司

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Schedule 2 2 Contents of Service, Calculation and Payment of the Service Fee
1. Contents of Service
1.1 Providing the following technology development and transfer, technical consulting services:
(a) New Enrollment System,
(b) HS HS Intelligent Learning Progress Management System,
(c) Data-Protected Media Distribution System,
(d) Education Call Center Platform System,
(e) CRM System,
(f) Overseas Study Management System,
(g) Multi-dimensional Thesaurus Management System,
(h) Students Online Service Platform System,
(i) Courses Search Platform System,
(j) DPS IETLS DPS Learning System,
(k) Teaching and Research Materials Compiling System,
(l) Distance Teacher Development System,
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(m) Book Evaluation and Research System, and
(n) Diagnostic and Evaluation of Students’ Learning System;
1.2 Providing occupation and pre-occupation staff training services;
1.3 Providing public relation services;
1.4 Providing market investigation, research and consulting services;
1.5 Providing mid or short-term market development, market plan services;
1.6 Providing human resource management and internal information management;
1.7 Providing network development, updating and daily maintenance;
1.8 Providing sale services of self-produced products;
1.9 Licensing of software and trademark;
1.10 / Selling and authorizing New Oriental China and New Oriental Schools and Subsidiaries to license software, and/or
1.11 Other services determined from time to time by WFOE according to the need of business and capacity of Service Providers.
2. Calculation and Payment of Service Fee
2.1 The fee for the services provided under this Agreement is calculated based on the revenue of a Service Receiving Party and the corresponding operating cost and sales, management and other costs and expenses incurred by the Service Receiving Party, and may be charged in the form of:
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(a) a percentage of the revenue of the Service Receiving Party;
(b) a fixed fee for each new enrollment;
(c) / a fixed license fee for certain software; and/or
(d) other method determined from time to time by WFOE according to the nature of services provided.
2.2
The specific amount of such fee shall be determined by a Service Provider through taking account of the following factors, and a Service Provider shall send New Oriental China or the respective New Oriental School or other parties written confirmation for service fee:
(a) The technical difficulty and complexity of the services provided by the Service Provider;
(b) The time spent by employees of the Service Provider concerning the services;
(c) The contents and commercial value of the services provided by the Service Provider;
(d) The benchmark price of similar services in the market.
3. 10 10 10
A Service Provider will calculate service fee payable on a fixed term basis and send the Service Receiving Party corresponding invoices. The Service Receiving Party shall pay the fee to the bank account designated by the Service Provider within 10 business days after receipt of such invoices, and send a copy of the remittance certificate by facsimile or mail to the Service Provider within 10 business days after payment. The Service Provider shall issue a receipt within 10 business days after receipt of the service fee.
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Xinxiang Hongqi District New Oriental Training School Co, Ltd

新多紅旗苞新京方培洲挙校有限公司

Handan Congtai District J\,ew Oriental Training School Co., Ltd

邯鄣市丛台民新京方教育培洲挙校有限公司

Yinchuan Jinfeng District New Oriental Culture Training Centre Co., Ltd

銀川市金夙図新左方文化培洲中心有限公司

Qinghai New Oriental Training School Co., Ltd

青海新奈方教育培洲挙校有限公司

Bengbu Tianhong Guozhen Kindergarten

蚌埠天虹囯被幼丿L 园

Asia Pacific MonLessori Education Co., Ltd

泛太平洋蒙特索利教育股份有限公司

Guangzhou Huangpu District Privately-Funded New Oriental Education Training Centre Co.,

Ltd

户州市黃埔匡私立新宗方教育培洲中心有限公司

Jinzhong Yuci District New Oriental Education Training School Co., Ltd

普中市榆次匡新京方教育培洲举校有限公司

Suzhou Aizhixin Calering Management Co., Ltd

芳州愛之倍餐吹管理有限公司

Hangzhou Xiaoshan District New Oriental Training School Co., Ltd

杭州薰山新京方培洲挙校有限公司

Hangzhou Yuhang District New Oriental Training Centre School Co., Ltd

杭州市余杭新京方培洲中心挙校有限公司

Wuhan Wuchang District Vision Training School Co., Ltd

武汊市武昌包前途培洲挙校有限公司

Changshu New Oriental Training School Co., Ltd

常熟新末方培洲挙校有限公司

Suzhou New Oriental Training School Co., Ltd

易、州新奈方培洲挙校有限公司

Changsha Kaifu District New Oriental Education Training School Co, Ltd

Xinxiang Hongqi District New Oriental Training School Co, Ltd
新多紅旗苞新京方培洲挙校有限公司
Handan Congtai District J\,ew Oriental Training School Co., Ltd
邯鄣市丛台民新京方教育培洲挙校有限公司
Yinchuan Jinfeng District New Oriental Culture Training Centre Co., Ltd
銀川市金夙図新左方文化培洲中心有限公司
Qinghai New Oriental Training School Co., Ltd
青海新奈方教育培洲挙校有限公司
Bengbu Tianhong Guozhen Kindergarten
蚌埠天虹囯被幼丿L 园
Asia Pacific MonLessori Education Co., Ltd
泛太平洋蒙特索利教育股份有限公司
Guangzhou Huangpu District Privately-Funded New Oriental Education Training Centre Co.,
Ltd
户州市黃埔匡私立新宗方教育培洲中心有限公司
Jinzhong Yuci District New Oriental Education Training School Co., Ltd
普中市榆次匡新京方教育培洲举校有限公司
Suzhou Aizhixin Calering Management Co., Ltd
芳州愛之倍餐吹管理有限公司
Hangzhou Xiaoshan District New Oriental Training School Co., Ltd
杭州薰山新京方培洲挙校有限公司
Hangzhou Yuhang District New Oriental Training Centre School Co., Ltd
杭州市余杭新京方培洲中心挙校有限公司
Wuhan Wuchang District Vision Training School Co., Ltd
武汊市武昌包前途培洲挙校有限公司
Changshu New Oriental Training School Co., Ltd
常熟新末方培洲挙校有限公司
Suzhou New Oriental Training School Co., Ltd
易、州新奈方培洲挙校有限公司
Changsha Kaifu District New Oriental Education Training School Co, Ltd

NO.
Existing Service Agreement
15 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xiamen Siming District New Oriental Education Training School
16 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Jilin Chuanying District New Oriental Training School
17 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
18 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
19 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School
20 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shenyang New Oriental Foreign Language Training School
21 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School
22 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
23 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Ningbo New Oriental School
24 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School
25 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
26 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Urumqi New Oriental Training School
27 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
28 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
29 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School
30 Technology Service Agreement – Education Call Center Platform Development Sch-3-2

NO.
Existing Service Agreement
V1.0 between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
31 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
32 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
33 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School
34 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
35 Technology Service Agreement - Overseas Study Consultation Software V1.0 between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
36 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
37 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
38 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Taiyuan New Oriental Training School
39 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
40 Technology Service Agreement – Distance Teacher Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Wuhan New Oriental Training School
41 Technology Service Agreement – Book Evaluation and Research and Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
42 Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
43 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
44 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
45 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
46 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou New Oriental Training School Sch-3-3

NO.
Existing Service Agreement
47 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Wuhan New Oriental Training School
48 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
49 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
50 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chongqing New Oriental Training School
51 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chengdu New Oriental School
52 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiangyang New Oriental Training School
53 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
54 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Luoyang New Oriental School
55 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Suzhou New Oriental School
56 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
57 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
58 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
59 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
60 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Urumqi New Oriental Training School
61 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
62 Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
63 Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd. Sch-3-4

NO.
Existing Service Agreement
64 Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
65 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
66 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
67 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School
68 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
69 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School
70 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School
71 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
72 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School
73 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School
74 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
75 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
76 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
77 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School
78 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
79 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
80 Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd. Sch-3-5

NO.
Existing Service Agreement
81 Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
82 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
83 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
84 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
85 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School
86 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
87 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
88 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
89 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
90 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
91 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jinan New Oriental School
92 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
93 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School
94 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
95 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School
96 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
97 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School Sch-3-6

NO.
Existing Service Agreement
98 Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
99 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
100 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
101 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
102 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
103 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
104 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuhan New Oriental Training School
105 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Tianjin New Oriental Training School
106 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
107 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
108 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenzhen New Oriental Training School
109 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
110 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chongqing New Oriental Training School
111 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chengdu New Oriental School
112 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
113 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changsha Furong District New Oriental Training School
114 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Taiyuan New Oriental Training School
115 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jinan New Oriental School
116 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun New Oriental Training School
117 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
118 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhengzhou New Oriental Training School
119 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Foshan New Oriental Training School
120 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Suzhou New Oriental School
121 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shijiazhuang New Oriental School
122 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School Sch-3-7

NO.
Existing Service Agreement
123 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
124 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Yunnan New Oriental Training School
125 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Anshan New Oriental Training School
126 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhuzhou New Oriental Training School
127 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
128 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
129 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jingzhou New Oriental School
130 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Dalian New Oriental Training School
131 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Ningbo New Oriental School
132 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
133 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
134 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
135 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
136 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
137 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
138 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Qingdao New Oriental Language Training School
139 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
140 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
141 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School
142 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School
143 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
144 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)
145 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuhan New Oriental Training School
146 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Tianjin New Oriental Training School Sch-3-8

NO.
Existing Service Agreement
147 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xi’an Yanta District New Oriental Training School
148 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School
149 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenzhen New Oriental Training School
150 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenyang New Oriental Foreign Language Training School
151 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chongqing New Oriental Training School
152 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chengdu New Oriental School
153 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Harbin Nangang District New Oriental Training School
154 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changsha Furong District New Oriental Training School
155 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Taiyuan Oriental Training School
156 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jinan New Oriental School
157 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
158 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hangzhou New Oriental Advanced Study School
159 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
160 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Foshan New Oriental Training School
161 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
162 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shijiazhuang New Oriental School
163 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hefei New Oriental Foreign Language Training School
164 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Fuzhou Gulou District New Oriental Training School
165 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Yunnan New Oriental Training School
166 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Anshan New Oriental Training School
167 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuxi New Oriental Advanced Study School
168 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School
169 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jingzhou New Oriental School
170 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Dalian New Oriental Training School
171 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Ningbo New Oriental School Sch-3-9

NO.
Existing Service Agreement
172 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School
173 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
174 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Qingdao New Oriental Language Training School
175 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun Tongwen Gaokao Training School
176 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
177 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
178 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
179 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Vision Overseas Service Company Limited
180 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
181 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School
182 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School
183 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
184 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)
185 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Wuhan New Oriental Training School
186 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Tianjin New Oriental Training School
187 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Xi’an Yanta District New Oriental Training School
188 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School
189 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shenzhen New Oriental Training School
190 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shenyang New Oriental Foreign Language Training School
191 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Chongqing New Oriental Training School Sch-3-10

NO.
Existing Service Agreement
192 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Chengdu New Oriental School
193 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Harbin Nangang District New Oriental Training School
194 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Taiyuan New Oriental Training School
195 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Jinan New Oriental School
196 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Changchun New Oriental Training School
197 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Hangzhou New Oriental Advanced Study School
198 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Zhengzhou New Oriental Training School
199 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Suzhou New Oriental School
200 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shijiazhuang New Oriental School
201 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Hefei New Oriental Foreign Language Training School
202 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Fuzhou Gulou District New Oriental Training School
203 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Yunnan New Oriental Training School
204 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Nanchang Donghu District New Oriental Language School
205 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Dalian New Oriental Training School
206 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Ningbo New Oriental School
207 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Lanzhou Chengguan District New Oriental School
208 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Qingdao New Oriental Language Training School
209 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Changchun Tongwen Gaokao Training School
210 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Jilin Chuanying District New Oriental Training School
211 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Dogwood Cultural Sch-3-11

NO.
Existing Service Agreement
Communications Co., Ltd.
212 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
213 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
214 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shanghai Vision Overseas Service Company Limited
215 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
216 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
217 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
218 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
219 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
220 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Wuhan New Oriental Training School
221 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Tianjin New Oriental Training School
222 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
223 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
224 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenzhen New Oriental Training School
225 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
226 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chongqing New Oriental Training School
227 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chengdu New Oriental School
228 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
229 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
230 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Taiyuan New Oriental Training School
231 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jinan New Oriental School
232 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun New Oriental Training School
233 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School Sch-3-12

NO.
Existing Service Agreement
234 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
235 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Foshan New Oriental Training School
236 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Suzhou New Oriental School
237 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shijiazhuang New Oriental School
238 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
239 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
240 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Yunnan New Oriental Training School
241 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
242 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Dalian New Oriental Training School
243 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Ningbo New Oriental School
244 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
245 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
246 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
247 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
248 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
249 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
250 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
251 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
252 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
253 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
254 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
255 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
256 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
257 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School Sch-3-13

NO.
Existing Service Agreement
258 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Tianjin New Oriental Training School
259 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
260 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
261 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School
262 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
263 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School
264 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chengdu New Oriental School
265 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
266 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changsha Furong District New Oriental Training School
267 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Taiyuan New Oriental Training School
268 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jinan New Oriental School
269 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun New Oriental Training School
270 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
271 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School
272 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School
273 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shijiazhuang New Oriental School
274 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
275 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
276 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Yunnan New Oriental Training School
277 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
278 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Dalian New Oriental Training School
279 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Ningbo New Oriental School
280 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
281 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
282 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Qingdao New Oriental Language Training School Sch-3-14

NO.
Existing Service Agreement
283 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
284 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
285 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School
286 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shiyan New Oriental Training School
287 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiangyang New Oriental Training School
288 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
289 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
290 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
291 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
292 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
293 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
294 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
295 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
296 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuhan New Oriental Training School
297 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
298 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
299 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
300 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenzhen New Oriental Training School
301 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
302 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School
303 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
304 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
305 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
306 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
307 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jinan New Oriental School Sch-3-15

NO.
Existing Service Agreement
308 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun New Oriental Training School
309 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
310 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Zhengzhou New Oriental Training School
311 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Suzhou New Oriental School
312 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shijiazhuang New Oriental School
313 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
314 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
315 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Yunnan New Oriental Training School
316 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
317 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
318 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Dalian New Oriental Training School
319 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School
320 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
321 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
322 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Qingdao New Oriental Language Training School
323 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
324 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
325 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School
326 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shiyan New Oriental Training School
327 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
328 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School
329 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
330 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
331 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
332 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited Sch-3-16

NO.
Existing Service Agreement
333 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
334 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
335 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
336 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
337 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuhan New Oriental Training School
338 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Tianjin New Oriental Training School
339 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
340 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
341 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenzhen New Oriental Training School
342 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
343 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chongqing New Oriental Training School
344 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chengdu New Oriental School
345 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
346 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changsha Furong District New Oriental Training School
347 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Taiyuan New Oriental Training School
348 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jinan New Oriental School
349 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun New Oriental Training School
350 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
351 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Zhengzhou New Oriental Training School
352 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Suzhou New Oriental School
353 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shijiazhuang New Oriental School
354 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
355 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
356 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Yunnan New Oriental Training School Sch-3-17

NO.
Existing Service Agreement
357 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
358 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
359 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Dalian New Oriental Training School
360 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Ningbo New Oriental School
361 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
362 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
363 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Qingdao New Oriental Language Training School
364 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
365 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
366 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Urumqi New Oriental Training School
367 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shiyan New Oriental Training School
368 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiangyang New Oriental Training School
369 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Luoyang New Oriental School
370 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
371 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
372 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
373 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
374 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
375 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
376 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
377 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
378 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuhan New Oriental Training School
379 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Tianjin New Oriental Training School
380 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School Sch-3-18

NO.
Existing Service Agreement
381 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
382 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenzhen New Oriental Training School
383 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
384 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chongqing New Oriental Training School
385 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chengdu New Oriental School
386 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
387 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
388 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Taiyuan New Oriental Training School
389 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jinan New Oriental School
390 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun New Oriental Training School
391 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
392 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
393 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Suzhou New Oriental School
394 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shijiazhuang New Oriental School
395 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
396 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
397 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Yunnan New Oriental Training School
398 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
399 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Dalian New Oriental Training School
400 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Ningbo New Oriental School
401 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
402 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
403 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
404 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
405 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School Sch-3-19

NO.
Existing Service Agreement
406 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School
407 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Urumqi New Oriental Training School
408 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shiyan New Oriental Training School
409 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiangyang New Oriental Training School
410 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Luoyang New Oriental School
411 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
412 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
413 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
414 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
415 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
416 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanning New Oriental Education Training School
417 Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Nanning New Oriental Education Training School
418 Software Sales Agreement between Shanghai Smart Words Software Technology Co., Ltd. and Nanning New Oriental Education Training School
419 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanning New Oriental Education Training School
420 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanning New Oriental Education Training School
421 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanning New Oriental Education Training School
422 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanning New Oriental Education Training School
423 Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
424 Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School Sch-3-20

SCHEDULE 4
4
JOINDER AGREEMENT TO THE MASTER EXCLUSIVE SERVICE AGREEMENT
2014 9 19 12.1 This Joinder Agreement (this “Joinder Agreement”) is made as of             , 20            by the undersigned (the “Joining Party”) in accordance with the Section 12.1 of the Master Exclusive Service Agreement dated September 19, 2014 (as amended, amended and restated or otherwise modified from time to time, collectively, the “Master Exclusive Service Agreement”) by and between Beijing Pioneer Technology Co., Ltd. and Beijing New Oriental Education & Technology (Group) Co., Ltd. (“New Oriental China”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Master Exclusive Service Agreement.
The Joining Party hereby acknowledges, agrees and confirms that, by executing this Joinder Agreement, the Joining Party shall be deemed to be a party to the Master Exclusive Service Agreement as of the date hereof and shall have all of the rights and obligations of a New Oriental China school or subsidiary under the Master Exclusive Service Agreement as if it had executed the Master Exclusive Service Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Master Exclusive Service Agreement. The Joining Party further authorizes New Oriental China, acting in its sole discretion and on behalf of the Joining Party, to enter into any amendments or supplemental agreements to the Master Exclusive Service Agreement as New Oriental China shall deem necessary or desirable, and agrees to be bound by such amendments or supplemental agreements.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.
[] [NAME OF JOINING PARTY] Sch-4-1

            Name: Title:
Sch-4-2

AMENDMENT NO. 1 TO MASTER EXCLUSIVE SERVICE AGREEMENT

This Amendment No. 1 to Master Exclusive Service Agreement (the “Amendment”) is entered into as of Jan 28th, 2016 by and between the following parties:

(1)	Beijing Pioneer Technology Co., Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”); and

(2)	New Oriental Education & Technology (Group) Co., Ltd. (“New Oriental China”), a domestic company registered in Beijing under the PRC laws.

The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party.” Terms used but not defined herein have the meaning ascribed to such terms in the Service Agreement (as defined below).

RECITALS

WHEREAS, the WFOE and New Oriental China are parties to the Master Exclusive Service Agreement dated as of September 19, 2014 (the “Service Agreement”), and the Parties wish to amend the Service Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.	Amendment to the Service Agreement.

Set forth in Schedule 1 to this Amendment is an up-to-date list of New Oriental Schools and Subsidiaries as of the date hereof, which shall replace the Schedule 1 to the Service Agreement in its entirety. This list may be further updated from time to time by New Oriental China and provided to the WFOE.

1

2.	Effectiveness of this Amendment.

This Amendment shall become effective upon the execution hereof by the Parties.

3.	No Other Modification of Existing Terms.

This Amendment shall constitute an integral part of the Service Agreement and shall have the same full force and effect as all other provisions of the Service Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect or constitute a waiver of any of the terms, conditions, obligations, covenants or agreements contained in the Service Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.	Governing Law.

This Amendment, as an integral part of the Service Agreement, shall be construed in accordance with and governed by the laws of the PRC.

5.	Languages.

This Amendment is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.

[Signature page follows]

2

IN WITNESS WHEREOF, the Parties have duly executed this Amendment on the date appearing at the head hereof.

Beijing Pioneer Technology Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ Seal of Beijing Pioneer Technology Co., Ltd.

New Oriental Education & Technology (Group) Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ Seal of New Oriental Education & Technology (Group) Co., Ltd.

[Signature Page to Amendment No. 1 to Master Exclusive Service Agreement]

SCHEDULE 1

List of New Oriental Schools and Subsidiaries

1.	Schools

No.	English Name of Schools
1.	Beijing Haidian District Privately-Funded New Oriental School
2.	Beijing Changping New Oriental Foreign Language School
3.	Shanghai Yangpu District New Oriental Advanced Study School
4.	Guangzhou Haizhu District Privately-Funded New Oriental Training School
5.	Guangzhou Panyu Privately-Funded New Oriental Training Center
6.	Guangzhou New Oriental Training School
7.	Wuhan New Oriental Training School
8.	Tianjin New Oriental Training School
9.	Xi’an Yanta District New Oriental Training School
10.	Nanjing Gulou New Oriental Advanced Study School
11.	Shenzhen New Oriental Training School
12.	Shenyang New Oriental Foreign Language Training School
13.	Chongqing New Oriental Training School
14.	Chengdu New Oriental School
15.	Xiangyang New Oriental Training School
16.	Harbin Nangang District New Oriental Training School
17.	Changsha Furong District New Oriental Training School
18.	Taiyuan New Oriental Training School
19.	Jinan New Oriental School
20.	Hangzhou New Oriental School
21.	Fuyang New Oriental Training School
22.	Changchun New Oriental Training School
23.	Zhengzhou New Oriental Training School
24.	Foshan New Oriental Training School
25.	Suzhou New Oriental School
26.	Shijiazhuang New Oriental School
27.	Hefei New Oriental Foreign Language Training School

No.	English Name of Schools
28.	Fuzhou Gulou District New Oriental Training school
29.	Yunnan New Oriental Training School
30.	Anshan New Oriental Training School
31.	Zhuzhou New Oriental Training School
32.	Yichang Xiling District New Oriental School
33.	Wuxi New Oriental Advanced Study School
34.	Jingzhou New Oriental School
35.	Nanchang Donghu District New Oriental Language School
36.	Dalian New Oriental Training School
37.	Huangshi New Oriental Training School
38.	Ningbo New Oriental School
39.	Lanzhou Chengguan District New Oriental School
40.	Xiamen Siming District New Oriental Education Training School
41.	Qingdao New Oriental Language Training School
42.	Nanning New Oriental Education Training School
43.	Changchun Tongwen Senior High School
44.	Changchun Tongwen Gaokao Training School
45.	Xuzhou New Oriental Advanced Study School
46.	Xiangtan Yuhu District New Oriental School
47.	Zhenjiang New Oriental Training Center
48.	Luoyang New Oriental School
49.	Nantong Chongchuan District New Oriental School
50.	Jilin Chuanying District New Oriental Training School
51.	Guiyang Yunyan District New Oriental School
52.	Inner Mongolia Huhhot New Oriental School
53.	Tangshan Lubei District New Oriental School
54.	Urumqi New Oriental Training School
55.	Beijing New Oriental Yangzhou Foreign Language School
56.	Shiyan New Oriental School
57.	China Management Software Institute
58.	Qingdao Laoshan District Happy Alice Kindergarten
59.	Qingdao Happy Alice Kindergarten
60.	Qingdao Chengyang District Happy Alice Kindergarten
61.	Wenzhou New Oriental School
62.	Quanzhou Fengze District New Oriental Education Training School

No.	English Name of Schools
63.	Weifang New Oriental Training School
64.	Zhuhai Xiangzhou District New Oriental Education Training Center

2.	Subsidiaries

No.	English Name of Subsidiaries
65.	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
66.	Beijing New Oriental Dogwood Advertisement Co., Ltd.
67.	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
68.	Shanghai Dogwood Bookstore & Audio-Visual Products Co., Ltd.
69.	Guangzhou Dogwood Bookstore & Audio-Visual Products Co., Ltd.
70.	Wuhan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
71.	Tianjin Dogwood Bookstore & Audio-Visual Products Co., Ltd.
72.	Xi’an New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
73.	Nanjing New Oriental Dogwood Bookstore Products Co., Ltd.
74.	Shenyang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
75.	Chengdu New Oriental Dogwood Bookstore Products Co., Ltd.
76.	Chongqing New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
77.	Harbin New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
78.	Changsha New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
79.	Changchun New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
80.	Taiyuan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
81.	Hangzhou Dogwood Bookstore Products Co., Ltd.
82.	Nanchang Dogwood Bookstore & Audio-Visual Products Co., Ltd.
83.	Kunming Dogwood Bookstore & Audio-Visual Products Co., Ltd.
84.	Dalian New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
85.	Lanzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.

No.	English Name of Subsidiaries
86.	Shijiazhuang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
87.	Suzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
88.	Xuzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
89.	Urumqi Dogwood Bookstore & Audio-Visual Products Co., Ltd.
90.	Xiamen New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.
91.	Huhhot Dogwood Bookstore & Audio-Visual Products Co., Ltd.
92.	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
93.	Shanghai Vision Overseas Service Company Limited
94.	Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
95.	Leci Internet Technology(Beijing) Company Limited
96.	Beijing Dianshijingwei Technology Company Limited
97.	Shanxi New Oriental Vision Overseas Consultancy Co., Ltd
98.	Fujian New Oriental Vision Overseas Consultancy Co., Ltd.
99.	Guangdong Vision Overseas Consultancy Co., Ltd
100.	Xinjiang New Oriental Vision Overseas Consultancy Co., Ltd.
101.	Shaanxi New Oriental Vision Overseas Consultancy Co., Ltd.
102.	Tianjin New Oriental Vision Overseas Consultancy Co., Ltd
103.	Neimenggu New Oriental Vision Overseas Consultancy Co., Ltd
104.	Liaoning New Oriental Vision Overseas Consultancy Co., Ltd
105.	Gansu New Oriental Vision Overseas Consultancy Co., Ltd
106.	Qingdao New Oriental Vision Overseas Consultancy Co., Ltd.

No.	English Name of Subsidiaries
107.	New Oriental Vision Overseas Consulting (U.K.) Limited
108.	Beijing Walkite International Travel Co. Ltd.
109.	Qingdao Alice Education & Technology Company Limited
110.	Beijing Aixuehuisi Education & Technology Company Limited
111.	Beijing New Oriental MEGAWAY Education & Consulting Co., Ltd

/Execution Version

AMENDMENT NO. 2 TO MASTER EXCLUSIVE SERVICE AGREEMENT

This Amendment No. 2 to Master Exclusive Service Agreement (the “Amendment”) is entered into as of February 16, 2017 by and between the following parties:

(1)
Beijing Pioneer Technology Co., Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”); and

(2)

New Oriental Education & Technology Group Co., Ltd. (“New Oriental China”), a domestic company registered in Beijing under the PRC laws.

The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party.” Terms used but not defined herein have the meaning ascribed to such terms in the Service Agreement (as defined below).

RECITALS

WHEREAS, the WFOE and New Oriental China are parties to the Master Exclusive Service Agreement dated as of September 19, 2014 and the Amendment No. 1 thereto dated as of January 28, 2016 (collectively, the “Service Agreement”), and the Parties wish to amend the Service Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.	Amendment to the Service Agreement.

(a)

The Parties agree to update and replace Section 2.1 of the Service Agreement in its entirety with the following:

1

/Execution Version

The WFOE has the right to designate and appoint, at its sole discretion, any entities affiliated with the WFOE to provide any and all service set forth in Section 1 hereof. Without limiting the generality of the foregoing, the WFOE hereby designates and appoints Beijing Hewstone Technology Co., Ltd., Beijing Decision Education & Consulting Co., Ltd., Beijing Smart Wood Software Technology Co., Ltd., Beijing Right Time Technology Co., Ltd., Beijing Joy Tend Technology Co., Ltd., Beijing Magnificence Technology Co., Ltd. and Beijing Top Technology Co., Ltd. and their respective subsidiaries as additional service providers (together with the WFOE, the “Service Providers”) to provide service set forth in Section 1 hereof.”

(b)

Set forth in Schedule 1 to this Amendment is an up-to-date list of the Existing Service Agreements provided by Section 2.3 of the Service Agreement, which shall replace the Schedule 3 to the Service Agreement in its entirety.

2.	Effectiveness of this Amendment.

This Amendment shall become effective upon the execution hereof by the Parties.

3.	No Other Modification of Existing Terms.

This Amendment shall constitute an integral part of the Service Agreement and shall have the same full force and effect as all other provisions of the Service Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect or constitute a waiver of any of the terms, conditions, obligations, covenants or agreements contained in the Service Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

2

/Execution Version

4.	Governing Law.

This Amendment, as an integral part of the Service Agreement, shall be construed in accordance with and governed by the laws of the PRC.

5.	Languages.

This Amendment is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.

[ Signature page follows]

3

/Execution Version

IN WITNESS WHEREOF, the Parties have duly executed this Amendment on the date appearing at the head hereof.

Beijing Pioneer Technology Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ Beijing Pioneer Technology Co., Ltd.

New Oriental Education & Technology Group Co., Ltd.

Authorized Representative:

Signature:	/s/ Authorized Representative
Seal:	/s/ New Oriental Education & Technology Group Co., Ltd.

[Signature Page to Amendment No. 2 to Master Exclusive Service Agreement]

/Execution Version

SCHEDULE 1

1

List of Existing Service Agreements

NO.	Existing Service Agreement
1	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
2	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School
3	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xi’an Yanta District New Oriental Training School
4	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
5	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School
6	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chongqing New Oriental Training School
7	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chengdu New Oriental School
8	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School
9	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Taiyuan New Oriental Training School
10	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changchun New Oriental Training School
11	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Suzhou New Oriental School
12	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Yunnan New Oriental Training School
13	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Lanzhou Chengguan District New Oriental School

Schedule 1 – 1

/Execution Version

NO.	Existing Service Agreement
14	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xiamen Siming District New Oriental Education Training School
15	New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Jilin New Oriental Training School
16	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
17	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
18	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School
19	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School
20	Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
21	Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School
22	Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School
23	Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Urumqi New Oriental Training School
24	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
25	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
26	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
27	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School

Schedule 1 – 2

/Execution Version

NO.	Existing Service Agreement
28	Technology Service Agreement - Overseas Study Consultation Software V1.0 between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
29	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
30	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Taiyuan New Oriental Training School
31	Technology Service Agreement – Distance Teacher Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Wuhan New Oriental Training School
32	Technology Service Agreement – Book Evaluation and Research and Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
33	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
34	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
35	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Wuhan New Oriental Training School
36	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
37	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chongqing New Oriental Training School
38	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chengdu New Oriental School
39	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiangyang New Oriental Training School
40	Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
41	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

Schedule 1 – 3

/Execution Version

NO.	Existing Service Agreement
42	Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
43	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
44	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
45	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School
46	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
47	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
48	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
49	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
50	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
51	Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
52	Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
53	Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
54	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
55	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
56	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
57	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School

Schedule 1 – 4

/Execution Version

NO.	Existing Service Agreement
58	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
59	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
60	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
61	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
62	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jinan New Oriental School
63	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
64	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School
65	Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
66	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
67	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
68	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
69	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
70	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
71	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuhan New Oriental Training School
72	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Tianjin New Oriental Training School
73	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
74	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

Schedule 1 – 5

/Execution Version

NO.	Existing Service Agreement
75	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenzhen New Oriental Training School
76	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
77	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chongqing New Oriental Training School
78	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chengdu New Oriental School
79	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
80	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changsha Furong District New Oriental Training School
81	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Taiyuan New Oriental Training School
82	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jinan New Oriental School
83	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun New Oriental Training School
84	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
85	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhengzhou New Oriental Training School
86	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Foshan New Oriental Training School
87	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Suzhou New Oriental School
88	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shijiazhuang New Oriental School
89	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
90	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
91	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Yunnan New Oriental Training School
92	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Anshan New Oriental Training School
93	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhuzhou New Oriental Training School
94	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
95	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
96	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jingzhou New Oriental School
97	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Dalian New Oriental Training School

Schedule 1 – 6

/Execution Version

NO.	Existing Service Agreement
98	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Ningbo New Oriental School
99	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
100	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
101	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
102	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
103	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
104	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
105	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Qingdao New Oriental Language Training School
106	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
107	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School
108	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School
109	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School
110	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
111	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)
112	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuhan New Oriental Training School
113	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Tianjin New Oriental Training School
114	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xi’an Yanta District New Oriental Training School
115	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School

Schedule 1 – 7

/Execution Version

NO.	Existing Service Agreement
116	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenzhen New Oriental Training School
117	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenyang New Oriental Foreign Language Training School
118	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chongqing New Oriental Training School
119	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chengdu New Oriental School
120	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Harbin Nangang District New Oriental Training School
121	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changsha Furong District New Oriental Training School
122	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Taiyuan Oriental Training School
123	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jinan New Oriental School
124	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School
125	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hangzhou New Oriental Advanced Study School
126	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School
127	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Foshan New Oriental Training School
128	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
129	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shijiazhuang New Oriental School
130	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hefei New Oriental Foreign Language Training School
131	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Fuzhou Gulou District New Oriental Training School
132	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Yunnan New Oriental Training School
133	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Anshan New Oriental Training School
134	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuxi New Oriental Advanced Study School

Schedule 1 – 8

/Execution Version

NO.	Existing Service Agreement
135	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School
136	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jingzhou New Oriental School
137	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Dalian New Oriental Training School
138	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Ningbo New Oriental School
139	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School
140	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School
141	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Qingdao New Oriental Language Training School
142	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun Tongwen Gaokao Training School
143	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
144	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
145	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
146	Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Vision Overseas Service Company Limited
147	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
148	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
149	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
150	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
151	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

Schedule 1 – 9

/Execution Version

NO.	Existing Service Agreement
152	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Wuhan New Oriental Training School
153	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Tianjin New Oriental Training School
154	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
155	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
156	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenzhen New Oriental Training School
157	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
158	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chongqing New Oriental Training School
159	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chengdu New Oriental School
160	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
161	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
162	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Taiyuan New Oriental Training School
163	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jinan New Oriental School
164	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun New Oriental Training School
165	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
166	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
167	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Foshan New Oriental Training School
168	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Suzhou New Oriental School
169	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shijiazhuang New Oriental School
170	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

Schedule 1 – 10

/Execution Version

NO.	Existing Service Agreement
171	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
172	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Yunnan New Oriental Training School
173	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
174	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Dalian New Oriental Training School
175	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Ningbo New Oriental School
176	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
177	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
178	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
179	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
180	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
181	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
182	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
183	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
184	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
185	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
186	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
187	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

Schedule 1 – 11

/Execution Version

NO.	Existing Service Agreement
188	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
189	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School
190	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Tianjin New Oriental Training School
191	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
192	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
193	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School
194	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
195	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School
196	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chengdu New Oriental School
197	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
198	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changsha Furong District New Oriental Training School
199	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Taiyuan New Oriental Training School
200	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jinan New Oriental School
201	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun New Oriental Training School
202	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
203	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School
204	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School
205	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shijiazhuang New Oriental School
206	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
207	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
208	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Yunnan New Oriental Training School
209	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
210	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Dalian New Oriental Training School

Schedule 1 – 12

/Execution Version

NO.	Existing Service Agreement
211	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Ningbo New Oriental School
212	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
213	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
214	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Qingdao New Oriental Language Training School
215	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
216	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
217	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School
218	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shiyan New Oriental Training School
219	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiangyang New Oriental Training School
220	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
221	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
222	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
223	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
224	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
225	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
226	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
227	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
228	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuhan New Oriental Training School
229	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School
230	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

Schedule 1 – 13

/Execution Version

NO.	Existing Service Agreement
231	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
232	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenzhen New Oriental Training School
233	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
234	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School
235	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School
236	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
237	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School
238	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School
239	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jinan New Oriental School
240	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun New Oriental Training School
241	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
242	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Zhengzhou New Oriental Training School
243	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Suzhou New Oriental School
244	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shijiazhuang New Oriental School
245	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
246	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
247	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Yunnan New Oriental Training School
248	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
249	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
250	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Dalian New Oriental Training School
251	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School
252	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
253	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

Schedule 1 – 14

/Execution Version

NO.	Existing Service Agreement
254	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Qingdao New Oriental Language Training School
255	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
256	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
257	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School
258	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shiyan New Oriental Training School
259	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School
260	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School
261	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
262	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
263	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
264	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
265	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
266	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
267	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
268	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
269	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuhan New Oriental Training School
270	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Tianjin New Oriental Training School
271	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
272	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
273	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenzhen New Oriental Training School

Schedule 1 – 15

/Execution Version

NO.	Existing Service Agreement
274	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
275	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chongqing New Oriental Training School
276	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chengdu New Oriental School
277	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
278	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changsha Furong District New Oriental Training School
279	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Taiyuan New Oriental Training School
280	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jinan New Oriental School
281	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun New Oriental Training School
282	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
283	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Zhengzhou New Oriental Training School
284	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Suzhou New Oriental School
285	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shijiazhuang New Oriental School
286	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
287	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
288	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Yunnan New Oriental Training School
289	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
290	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
291	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Dalian New Oriental Training School
292	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Ningbo New Oriental School
293	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
294	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
295	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Qingdao New Oriental Language Training School

Schedule 1 – 16

/Execution Version

NO.	Existing Service Agreement
296	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
297	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
298	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Urumqi New Oriental Training School
299	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shiyan New Oriental Training School
300	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiangyang New Oriental Training School
301	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Luoyang New Oriental School
302	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
303	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
304	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
305	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
306	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
307	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School
308	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center
309	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)
310	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuhan New Oriental Training School
311	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Tianjin New Oriental Training School
312	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
313	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

Schedule 1 – 17

/Execution Version

NO.	Existing Service Agreement
314	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenzhen New Oriental Training School
315	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School
316	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chongqing New Oriental Training School
317	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chengdu New Oriental School
318	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
319	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School
320	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Taiyuan New Oriental Training School
321	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jinan New Oriental School
322	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun New Oriental Training School
323	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
324	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
325	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Suzhou New Oriental School
326	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shijiazhuang New Oriental School
327	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School
328	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
329	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Yunnan New Oriental Training School
330	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
331	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Dalian New Oriental Training School
332	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Ningbo New Oriental School

Schedule 1 – 18

/Execution Version

NO.	Existing Service Agreement
333	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
334	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
335	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Qingdao New Oriental Language Training School
336	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
337	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School
338	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School
339	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Urumqi New Oriental Training School
340	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shiyan New Oriental Training School
341	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiangyang New Oriental Training School
342	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Luoyang New Oriental School
343	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
344	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
345	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.
346	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.
347	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited
348	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanning New Oriental Education Training School
349	Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Nanning New Oriental Education Training School
350	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanning New Oriental Education Training School

Schedule 1 – 19

/Execution Version

NO.	Existing Service Agreement
351	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanning New Oriental Education Training School
352	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanning New Oriental Education Training School
353	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanning New Oriental Education Training School
354	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
355	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School
356	Deep Research and Development Service Agreement – iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Panyu Privately-Funded New Oriental Education Training Center
357	Deep Research and Development Service Agreement – Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Beijing Walkite International Travel Co., Ltd.
358	Deep Research and Development Service Agreement – iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Beijing Walkite International Travel Co., Ltd.
359	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Chengdu New Oriental School
360	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Taiyuan New Oriental Training School
361	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Jinan New Oriental School
362	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Fuyang New Oriental School
363	Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Hangzhou New Oriental Advanced Study School
364	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Luoyang New Oriental School

Schedule 1 – 20

/Execution Version

NO.	Existing Service Agreement
365	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School
366	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Qingdao New Oriental Language Training School
367	Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Urumqi New Oriental Training School
368	Technology Service Agreement - Overseas Study Consultation Software V1.0 between Beijing Pioneer Technology Company Limited and Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
369	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School
370	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Taiyuan New Oriental Training School
371	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Fuyang New Oriental School
372	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
373	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Yunnan New Oriental Training School
374	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
375	Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School
376	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xuzhou New Oriental Training School
377	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Jilin New Oriental Training School

Schedule 1 – 21

/Execution Version

NO.	Existing Service Agreement
378	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Zhenjiang New Oriental Training School
379	Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
380	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
381	Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
382	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Shijiazhuang New Oriental School
383	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School
384	Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
385	Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School
386	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School
387	Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Changchun New Oriental Training School
388	Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
389	Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Shandong New Oriental Vision Overseas Consultancy Co., Ltd.

Schedule 1 – 22

/Execution Version

NO.	Existing Service Agreement
390	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
391	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Chongqing New Oriental Training School
392	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Xiangyang New Oriental Training School
393	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Jinan New Oriental School
394	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Zhengzhou New Oriental Training School
395	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Suzhou New Oriental School
396	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School
397	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Foshan New Oriental Training School
398	Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Xuzhou New Oriental Training School
399	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
400	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
401	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Wuhan New Oriental Training School
402	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Shenzhen New Oriental Training School

Schedule 1 – 23

/Execution Version

NO.	Existing Service Agreement
403	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Harbin Nangang District New Oriental Training School
404	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Changsha Furong District New Oriental Training School
405	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Changchun New Oriental Training School
406	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School
407	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Fuyang New Oriental School
408	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Luoyang New Oriental School
409	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Suzhou New Oriental School
410	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School
411	Deep Research and Development Service Agreement – Education Call System between Beijing Magnificence Technology Co., Ltd. and Wuxi New Oriental Advanced Study School
412	Deep Research and Development Service Agreement – Preferential Engine System between Beijing Magnificence Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
413	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
414	Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Zhenjiang New Oriental Training School
415	Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Xuzhou New Oriental Training School
416	Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Changchun Tongwen Gaokao Training School
417	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Quanzhou New Oriental Training School
418	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jilin New Oriental Training School

Schedule 1 – 24

/Execution Version

NO.	Existing Service Agreement
419	Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhenjiang New Oriental Training School
420	Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Quanzhou New Oriental Training School
421	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School
422	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Quanzhou New Oriental Training School
423	Software Sales Agreement between Beijing Top Technology Co., Ltd. and Zhenjiang New Oriental Training School
424	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Quanzhou New Oriental Training School
425	Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Zhenjiang New Oriental Training School
426	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Quanzhou New Oriental Training School
427	Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Zhenjiang New Oriental Training School

Schedule 1 – 25

AMENDMENT NO. 3 TO MASTER EXCLUSIVE SERVICE AGREEMENT
This Amendment No. 3 to Master Exclusive Service Agreement (the “Amendment”) is entered into as of September 1st, 2021 by and between the following parties:
(1)
Beijing Pioneer Technology Co., Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”); and
(2)
New Oriental Education & Technology Group Co., Ltd. (“New Oriental China”), a domestic company registered in Beijing under the PRC laws.
The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party”. Terms used but not defined herein have the meaning ascribed to such terms in the Service Agreement (as defined below).
RECITALS

WHEREAS, the WFOE and New Oriental China are parties to the Master Exclusive Service Agreement dated as of September 19, 2014, the Amendment No. 1 thereto dated as of January 28, 2016 and the Amendment No. 2 thereto dated as of February 16, 2017 (collectively, the “Service Agreement”), and the Parties wish to amend the Service Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1. Amendment to the Service Agreement.
Set forth in Schedule 1 to this Amendment in an up-to-date list of New Oriental Schools and Subsidiaries as of the date hereof, which shall replace the Schedule 1 to the Service Agreement in its entirety. This list may be further updated from time to time by New Oriental China and provided to the WFOE.
2. Effectiveness of this Amendment.
This Amendment shall become effective upon the execution hereof by the Parties.
3. No Other Modification of Existing Terms.

This Amendment shall constitute an integral part of the Service Agreement and shall have the same full force and effect as all other provisions of the Service Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect or constitute a waiver of any of the terms, conditions, obligations, covenants or arrangements contained in the Service Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effects.
4. Governing Law.
This Amendment, as an integral part of the Service Agreement, shall be construed in accordance with and governed by the laws of the PRC.
5. Languages.
This Amendment is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.
Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment on the date appearing at the head hereof.
Beijing Pioneer Technology Co., Ltd.
Authorized Representative:
Signature: /s/ Zhihui Yang
Seal: /s/ Beijing Pioneer Technology Co., Ltd.
New Oriental Education & Technology Group Co., Ltd.
Authorized Representative:
Signature: /s/ Minhong Yu
Seal: /s/ New Oriental Education & Technology Group Co., Ltd.

SCHEDULE 1
附件1
List of New Oriental Schools and Subsidiaries
新在方举校及子公司清单
Leci Internet Technology (Beijing) Company Limited
示调冏絡科技（北京）有限公司
Beijing Haidian District Privately- Funded New Oriental School
北京市海浞凶私立新京方挙校
Guangzhou Haizhu District Privately-Funded New Oriental Training School
户州市海珠匡私立新末方培iJI！挙校
Guangzhou New Oriental Training School
户州市新奈方培洲挙校
Guangzhou Panyu District Privately- Funded New Oriental Training Centre
户州市番禺匡私立新京方教育培洲中心
Wuhan New Oriental Training School
武汊新京方培圳挙校
Tianjin New Oriental Training School Co.. Ltd.
天津新奈方培洲挙咬有限公荀
Xi’an Yanta District New Oriental School
西安市雁塔匡新京方培洲中心
Nanjing Gulou New Oriental Advanced Study School
南京鼓棲新宗方迸修挙校
Shenzhen New Oriental Training School
深圳新京方培圳挙咬
Shenyang New Oriental Foreign Language Training School
沈限新京方外语培圳挙校
Chongqing New Oriental Training School
重戾新奈方培洲挙校
Chengdu New Oriental School
成都新奈方挙校

Xiangyang New Oriental Training School
襄阳新东方培训学校

Ha'er Bin Nangang Disctrict New Oriental Training School
哈尔滨市南岗区新东方培训学校

Taiyuan Oriental Training School
太原新东方培训学校

Jinan New Oriental School
济南新东方学校

Hangzhou Oriental Advanced Study School
杭州新东方进修学校

Hangzhou New Oriental Education & Consulting Company Limited
杭州新东方教育咨询有限公司

Changchun Oriental Training School
长春市新东方培训学校

Zhengzhou Oriental Training School
郑州新东方培训学校

Foshan New Oriental School
佛山新东方学校

Suzhou New Oriental School
苏州新东方学校

Shijiazhuang New Oriental School
石家庄新东方学校

Hefei New Oriental Foreign Language Training School
合肥新东方外语培训学校

Fuzhou Gulou District New Oriental Training school
福州市鼓楼区新东方培训学校

Yunnan New Oriental Training School
云南新东方培训学校

Anshan New Oriental Training School
鞍山市新东方培训学校

Zhuzhou New Oriental Education and training school Co., Ltd
株洲新京方教育培洲挙校有限喪任公司
Yichang New Oriental School
宜昌市新茱方教育培洲挙校有陳公司
Wuxi New Oriental Advanced Study School
元钅易新京方迸修挙校
Jingzhou New Oriental School
荊州市新奈方培丨挙校
Nanchang Donghu District New Oriental Language School
南昌市京湖匡新京方语言挙校
Dalian New Oriental Training School
大连新宗方培廿挙校
Huangshi New Oriental Training School Co., Ltd.
黃石市新宗方培洲挙校有限公司
Ningbo New Oriental School
字波新京方挙校
Lanzhou Chengguan District New Oriental School
竺州市城芙匹新奈方挙校
Xiamen Siming Disctrict New Oriental Education Training School
廈門市思明篋新京方教育培洲挙校
Qingdao New Oriental Training School Co., Ltd.
青島新末方教育培斗举校有限公司
Nanning New Oriental Education Training School
南字市新奈方教育培圳挙校
Changchun Tongwen Senior High School
托春市新奈方同文高中
Changchun Tongwen Gaokao Training School
枝春市新宗方同文高考培挙校
Nanjing Yuhuatai District New Oriental Kindergarten of Stars
南京市雨花台匡新宗方満天星幼丿园

Xuzhou Oriental Advanced Study School
徐州市新东方进修学校

Zhenjiang New Oriental School
镇江新东方学校

Luoyang New Oriental School
洛阳新东方学校

Nantong Chongchuan District New Oriental School
南通市崇川区新东方培训学校

Jilin Chuanying District New Oriental School
吉林市船营区新东方培训学校

Guiyang Yunyan District New Oriental School
贵阳市云岩区新东方学校

Inner Mongolia Huhehaote New Oriental School
内蒙古呼和浩特市新东方培训学校

Tangshan Lubei District New Oriental School
唐山市路北区新东方培训学校

Urumqi New Oriental Training School Co., Ltd.
乌鲁木齐新东方培训学校有限公司

Fuyang New Oriental Training School
富阳市新东方培训学校

Beijing New Oriental Dogwood Cultural Communications Co., Ltd.
北京新东方大愚文化传播有限公司

Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd
北京新东方大愚图书音像有限公司

Shanghai Dogwood Bookstore & Audio-Visual Products Co., Ltd
上海大愚图书音像有限公司

Guangzhou Dogwood Bookstore & Audio-Visual Products Co., Ltd
广州大愚图书音像有限公司

Wuhan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
武汉新东方大愚图书音像有限公司

Xi'an New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
西安新东方大愚图书音像有限公司

Chongqing New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
重庆新东方大愚图书音像有限公司

Ha'erbin New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
哈尔滨新东方大愚图书音像经销有限公司

Changchun New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
长春新东方大愚图书音像有限公司

Dalian New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
大连新东方大愚图书音像有限公司

Lanzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
兰州新东方大愚图书音像有限公司

Suzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
苏州新东方大愚图书音像有限公司

Beijing New Oriental Xuncheng Network Technology Co., Ltd.
北京新东方迅程网络科技有限公司

Beijing New Oriental Stars Education & Consulting Co., Ltd
北京新东方满天星教育咨询有限公司

Beijing Chaoyang District Kindergarten of Stars
北京市朝阳区满天星幼儿园

Yangzhou Guangling District New Oriental Kindergarten of Stars
扬州市广陵区新东方满天星幼儿园

Beijing New Oriental Vision Overseas Consultancy Co., Ltd
北京新东方前途出国咨询有限公司

Shanghai Vision Overseas Service Company Limited
上海前途出国留学服务有限公司

Shandong New Oriental Vision Overseas Consultancy Co., Ltd.
山东新东方前途出国咨询有限公司

Shanxi New Oriental Vision Overseas Consultancy Co., Ltd.
山西新东方前途出国咨询有限公司

Fujian New Oriental Vision Overseas Consultancy Co., Ltd.
福建新东方前途出国咨询有限公司

Xinjiang New Oriental Vision Overseas Consultancy Co., Ltd.
新疆新东方前途出国咨询有限公司

Shiyan New Oriental School
十堰新东方培训学校

China Management Software Institute
中国管理软件学院

Beijing New Oriental Kuxuehuisi Network Technology Co., Ltd.
北京酷学慧思网络科技有限公司

Beijing Dongfangzhuoyong Investment Management Co., Ltd
北京东方卓永投资管理有限公司

Qingdao Laoshan District Happy Alice Kindergarten
青岛市崂山区爱莉斯小哈佛幼儿园

Qingdao Happy Alice Kindergarten
青岛爱莉斯小哈佛幼儿园

Qingdao Chengyang District Happy Alice Kindergarten
青岛城阳爱莉斯小哈佛幼儿园

Qingdao Alice Education & Technology Company Limited
青岛爱莉斯文教科技有限公司

Beijing New Oriental MEGAWAY Education & Consulting Co., Ltd
北京新东方百学汇教育咨询有限公司

Shaanxi New Oriental Vision Overseas Consultancy Co., Ltd.
陕西新东方前途出国咨询有限公司

Wenzhou New Oriental School
温州新东方培训学校

Quanzhou Fengze District New Oriental Education Training School
泉州市丰泽区新东方教育培训学校

Tianjin New Oriental Vision Overseas Consultancy Co., Ltd
天津新东方前途出国咨询有限公司

Inner Mongolia New Oriental Vision Overseas Consultancy Co., Ltd
内蒙古新东方前途出国咨询有限公司

Weifang New Oriental Training School
潍坊新东方培训学校

New Oriental Vision Overseas Consulting (U.K.) Limited
新东方前途出国咨询有限公司（英国）

Qingdao New Oriental Vision Overseas Consultancy Co., Ltd.
青岛新东方前途出国咨询有限公司

Shanghai New Oriental Education & Training Company Limited
上海新东方教育培训有限公司

Zhuhai Xiangzhou District New Oriental Training Centre
珠海市香洲区新东方教育培训中心

Yangzhou Guangling District New Oriental Training Centre
扬州市广陵区新东方教育培训中心

Jinzhou New Oriental Training School
锦州新东方培训学校

Beijing New Oriental Vision Overseas Service Company Limited
北京新东方前途出国留学服务有限公司

Baoding Jingxiu District New Oriental Training School
保定市竞秀区新东方培训学校

Beijing DongFangYouBo Network Technology Co., Ltd.
北京东方优播网络科技有限公司

Yantai Zhifu District New Oriental Foreign Language Training School
烟台市芝罘区新东方外语培训学校

Chongqing Yongchuan District New Oriental Training School
重庆市永川区新东方培训学校

Taian New Oriental School
泰安新东方学校

Beijing Bright the future Education & Technology Company Limited
北京布局未来教育科技有限公司

Beijing Jinghong Software Technology Company Limited
北京精鸿软件科技有限公司

Cangzhou Yunhe District New Oriental Education Training School
沧州市运河区新东方教育培训学校

Qinhuangdao Haigang District New Oriental Training School
秦皇岛市海港区新东方培训学校

Beijing Chaoyang District Taiyanggong Kindergarten of Stars
北京市朝阳区满天星太阳宫幼儿园

Kaifeng Shifan District New Oriental Training School
开封示范区新东方培训学校有限公司

Zhuhai New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd
珠海市新东方大愚图书音像有限公司

Beijing Ainuoshida Education & Technology Co., Ltd
北京爱诺世达教育科技有限公司

Zhangzhou Development Zone New Oriental Education Training School
漳州开发区新东方教育培训学校

Nanyang New Oriental Education Training Co., Ltd
南阳新东方培训学校有限公司

Handan Congtai District New Oriental Training School
邯郸市丛台区新东方培训学校

Anyang Beiguan District New Oriental Education Training School
安阳市北关区新东方教育培训学校

Beijing Zhihe Oriental Education Technology Co., Ltd
北京志合东方教育科技有限公司

New Oriental Vision Overseas Consulting Australia Pty Ltd
新东方前途出国咨询澳洲有限公司

Ningbo Meishan Bonded Port Area Hexin Oriental Asset Management Co., Ltd
宁波梅山保税港区合信东方资产管理有限公司

Zhongshan Shiqi District New Oriental Education Training School
中山市石岐新东方教育培训中心

Zhuhai Zekai software Technology Company Limited 珠海洋凱欽亻牛科技有限公司 Beijing Be-linked Online Education Company Limited 北京比令冏茱方教育科技有限公司 Yinchuan Xingqing District New Oriental School 銀川市兴床図新在方培洲挙校 Hangzhou Shengshen Technology Co., Ltd 杭州晟莘科技有限克任公司 Shaoxing Yuecheng District Xuezhi Education Training School 紹兴市越城匡挙智教育培圳単校 Shaoxing Yuecheng District Didang Xuezhi Education Training School 纪兴市越城匡迪茘挙智教育培斗II挙校 Shaoxing Keqiao District Xuezhi Education Training School 紹兴巿柯梧図挙智教育培圳挙校 Huzhou Xuezhi Education Training School 湖州市挙智教育培洲挙校 Deqing New Oriental Training School 德清吳新京方培洲挙校 Shaoxing Ruisi Education & Consulting Co., Ltd 紹兴钅兑思教育咨讠句有限公司 Shaoxing Shangyu Xuezhi Education Information Consulting Co., Ltd 紹兴上虞挙智教育信息咨讠句有限公司 Shaoxing Keqiao Xuezhi Education & Consulting Co., Ltd 紹兴柯梧挙智教育咨洵有限公司 Huzhou Wenzhai Education & Consulting Co., Ltd 湖州文斎教育咨洵有限公司 Haikou Longhua District New Oriental Training School 海口市尤华包新末方培洲挙校 Jiaozuo Jiefang District WOWGEN Culture School 焦作市解放巨沃根文化挙校

Jiaozuo Shanyang District WOWGEN Culture School 焦作市山陀仄沃根文化挙校 Yancheng New Oriental Training School Co., Ltd 盐城市新京方培iii\挙校有限公司 Lianyungang New Oriental Education Training Co., Ltd 连云港市新京方教育培洲有限公司 Dongguan Dongcheng District New Oriental Training Centre Co., Ltd 奈莞市京城新京方培洲中心有限公司 Steam (Beijing) International Education Consulting Co., Ltd 斯林姆（北京）囯际教育咨洵有限公司 Dongfangzhixue (Beijing) Education & Technology Co., Ltd 京方智挙（北京）教育科技有限公司 Shaoxing Yuecheng District New Oriental Jiefang North Road Training School Co., Ltd 紹兴市越城匡新京方解放北路培洲挙校有限公司 Shaoxing Shangyu Xuezhi Extracurricular Traning School Co., Ltd 紹兴上虞挙智课外培圳挙校有限公司 Shaoxing Yuecheng District New Oriental Jiefang South Road Training School Co., Ltd 紹兴市越城図新奈方解放南路培洲挙校有限公旬 Shaoxing Yuecheng District New Oriental Shengli East Road Training School Co., Ltd 紹兴市越城匡新宗方胜利宗路培圳挙校有限公司 Horgos Dongfangxinchuang equity investment Partnership (Limited Partnership) 霍穴果斯宗方新刨股枚投資合伙企血（有限合伙） Wuhan Be-linked Online Education Co., Ltd 武汊比令冏京方教育科技有限公司 Shaoxing keqiao district dongfang xuezhi training school Co. LTD 紹兴市柯梧匡奈方孛而智培洲挙校有限公司 Yiwu New Oriental xue mo training center Co. LTD 又皂市新奈方挙墨校外教育培iJI l 中心有限公司 Jinhua Wucheng District New Oriental Education Training Center Co., LTD 金华市婺城匡新奈方教育培洲中心有限公司

Shaoxing Keqiao District Shuangshi dongfang Training School Co., LTD 紹兴市柯梧巨汊师奈方培洲挙校有限公司 Hainan New Oriental Education Training Co., LTD 海南新奈方教育培訓有限公司 Beijing Chuangying Oriental Technology Co., LTD 北京釗高係方科技有限公司 Beijing Zhihong Oriental Technology Co., LTD 北京智鴻京方科技有限公司 Hefei New Oriental Enterprise Management Co., LTD 合肥新京方企血管理有限喪任公司 Chengdu New Oriental Education Training School Co., LTD 成都市新京方教育培洲挙校有限公司 Suzhou Hongyi Education Investment Co., LTD 劵州虹邑教育投資有限公司 Suzhou Industrial park District Tianhong City Garden Kindergarten 芬州工血园仅天虹都市花园幼丿L 匠 Suzhou Wuzhong District Shinu huacheng Kindergarten 芬州市吳中尻石湖华城幼丿L园 Suzhou Wujiang District Yinghan Kindergarten 芬州市吳江瓦英瀚幼丿L 园 Suzhou Tianhong Xiangcheng Garden Kindergarten 芬州天虹·香城花因幼丿L 园 Suzhou Wuzhong District Yuehu Mingdi kindergarten 蒭州市吳中図越湖名邸幼几园家 Suzhou Wujiang District Tianhong Liwan Art Kindergarten 芥州市吳江匡天虹雨滘芝木幼丿L 园 Hangzhou Yuhang District Qingshui Bay Kindergarten 杭州市余杭匡清水淹幼丿L 园 Suzhou Industrial park District Tianhong Yongjing Bay Kindergarten 芬州工血园匡天虹雍景海幼丿L园

Nantong Gangzha Distirct Tianhong yongyi Kindergarten
南通市港浦匡天虹永怡幼丿园
Nantong Chongchuan District Huizeyuan Kindergarten
南通市崇川匡惠洋苑幼丿园
Kunshan Qiandeng tianhong Plaine Kindergarten
昆山干灼天虹普萊恩幼丿园
Bengbu Longzihu District Tianhong Hexu Kindergarten
蚌埠市尤子湖匡天虹和煦幼几园
Suzhou Industrial park District Tianhong Shuimo Garden Kindergarten
芳州工血园図天虹水墨花园幼丿园
Suzhou Hongpu Culture Communication Co., LTD
芬州虻普文化亻考播有陸公司
Beijing The Children’s House Education Technology Co, Ltd
北京巧智博仁教育科技有限公司
Beijing Qiao Zhi Bo Ren International Kindergarten Co., Ltd
北京巧智博仁囯际幼丿园有限公司
Beijing Chaoyang District The Children’s House Bilingual Kindergarten
北京市朝陀匡巧智博仁汊语幼几园
Hangzhou The Children’ s House Education Technology Co., Ltd
杭州巧智博仁科技有限公司
Hangzhou The Children’s House Spring Blossom Kindergarten Co., Ltd.
杭州巧智博仁桃李春风幼丿园有限公司
Guangzhou Liwan District Privately-Funded New Oriental Training Centre Co., Ltd.
户州市荔渣匡私立新宗方教育培洲中心有限公司
Guangzhou New Oriental Education & Consulting Co., Ltd.
「州市新京方教育咨洵有限公司
Guangzhou Tianhe District Privately-Funded New Oriental Training Centre Co., Ltd.
「州市天河匡私立新京方教育培中心有限公司
Mianyang Fucheng District New Oriental School Co., Ltd.
綿阻市涪城倨新京方挙校有限公司

Xinxiang Hongqi District New Oriental Training School Co., Ltd.
新多紅旗苞新京方培洲挙校有限公司
Handan Congtai District New Oriental Training School Co., Ltd.
邯鄣市丛台民新京方教育培洲挙校有限公司
Yinchuan Jinfeng District New Oriental Culture Training Centre Co., Ltd.
銀川市金夙図新左方文化培洲中心有限公司
Qinghai New Oriental Training School Co., Ltd.
青海新奈方教育培洲挙校有限公司
Bengbu Tianhong Guozhen Kindergarten
蚌埠天虹囯被幼丿园
Asia Pacific Montessori Education Co., Ltd.
泛太平洋蒙特索利教育股份有限公司
Guangzhou Huangpu District Privately-Funded New Oriental Education Training Centre Co.,
Ltd.
户州市黃埔匡私立新宗方教育培洲中心有限公司
Jinzhong Yuci District New Oriental Education Training School Co., Ltd.
普中市榆次匡新京方教育培洲举校有限公司
Suzhou Aizhixin Catering Management Co., Ltd.
芳州愛之倍餐吹管理有限公司
Hangzhou Xiaoshan District New Oriental Training School Co., Ltd.
杭州薰山新京方培洲挙校有限公司
Hangzhou Yuhang District New Oriental Training Centre School Co., Ltd.
杭州市余杭新京方培洲中心挙校有限公司
Wuhan Wuchang District Vision Training School Co., Ltd.
武汊市武昌包前途培洲挙校有限公司
Changshu New Oriental Training School Co., Ltd.
常熟新末方培洲挙校有限公司
Suzhou New Oriental Training School Co., Ltd.
易、州新奈方培洲挙校有限公司
Changsha Kaifu District New Oriental Education Training School Co., Ltd.

卡沙市卉福匡新宗方教育培挙校有限煚任公司
Changsha Furong District New Oriental Education Training School Co., Ltd.
卡沙市芙蓉広新奈方教育培圳挙校有限喪任公司
Changsha Tianxin District New Oriental Education Training School Co., Ltd.
卡沙市天心匡新奈方教育培洲挙校有限奇任公司
Changsha Yuhua District New Oriental Education Training Co., Ltd.
卡沙市雨花匡新京方教育培訓有限責任公司
Changsha Yuelu District New Oriental Education Training Co., Ltd.
板沙市岳麓匡新京方教育：音斗有限喪任公司
Xiamen Haicang District New Oriental Training Centre Co., Ltd.
廈 市海泡匡新奈方培圳中心有限公司
Xiamen Jimei District New Oriental Extracurricular Training School Co., Ltd.
廈門市集美図新奈方课外培圳挙校有限公司
Hefei New Oriental Training School Co., Ltd.
合肥新京方培訓 挙校有限公司
Zhuji New Oriental Training Co., Ltd.
渚暨新京方培廿有限公司
Baotou Kundulun District New Oriental English Training School Co., Ltd.
包失市昆都令匡新宗方英语培洲挙校有限公司
Beijing Sifenke Education & Consulting Co., Ltd.
北京斯芬克教育咨洵有限公司
Beijing Yiyi Education & Technology Co., Ltd.
北京壹壹教育科技有限公司
Shanghai Sinuo Cultural Communications Co., Ltd.
上海斯浩文化侍播有限公司
Guangzhou Sifenke Education & Consulting Co., Ltd.
户州斯芬涪教育咨讠句有限公司
Shenzhen Sifenke Education & Consulting Co., Ltd.
深圳斯芬克教育咨讠勻有限公司

Nanjing Ainuoshida Education & Technology Co., Ltd
南京爰讠若士迏教育科技有限公司
Hangzhou Sifenke Education & Consulting Co., Ltd.
杭州斯芬涪教育咨洵有琅公司
Chengdu Sifenke Education & Consulting Co., Ltd.
成都斯芬克教育咨洵有限公司
Xi’an Sifenke Education & Consulting Co., Ltd.
西安斯芬克教育咨洵有限公司
Chongqing Sifenke Education & Consulting Co., Ltd.
重床斯芬克教育咨洵有限公司
Dongguan Nancheng New Oriental Training Centre Co., LTD
宗莞市南城新末方培洲中心有限公司
Nanchang Donghu New Oriental Training School Co., LTD
南昌市京湖迟新京方培圳挙咬有限公司
Jinan New Oriental Training School Co., LTD
济南新奈方培讠川挙校有限公司
Hangzhou Sidimu Education & Technology Co., Ltd
杭州斯迪姆教育科技有限公司
Feixi New Oriental Training School Co., LTD
肥西新京方培訓挙校有限公司
Chengde Shuangqiao District New Oriental Education Training School Co., Ltd
承德市汊梧匡新奈方教育培洲挙校有限公司
Hangzhou Aoyin Jianqun Cultural and Creative Co., Ltd
杭州奧印建群文化刨意有限公司
Huizhou Huicheng District New Oriental Training Centre Co., Ltd
惠州市惠城尻新京方教育培洲中心有限公司
Chongqing New Oriental Education Training School Co., Ltd
重床新京方教育培洲挙校有限公司
Zhenjiang New Oriental Education Training School Co., Ltd
縝江市新奈方教育培洲有限公司

Shaoxing Shangyu District New Oriental Training School Co., Ltd
紹兴市上虞匡新宗方课外培洲举校有限公司
Xiamen Huli District New Oriental Training School Co., Ltd
廈門市湖里篋新京方课外培讠｝II挙校有限公司
Nanjing Vision Education Training school Co., Ltd
南京前途课外教育培圳挙校有限公司
Zhengzhou New Oriental Training School Co., Ltd
郑州新京方培洲挙校有限公司
Dongguan Humen District New Oriental Training Centre Co., Ltd
末莞市虎i7 新奈方培洲中心有限公司
Changsha County New Oriental Education Training School Co., LTD
卡沙具新京方教育培洲挙校有限公司
Suzhou Wuzhong District Wuzhong Kitchen Equipment Co., Ltd
芬州市吳中巨吳中廚房没各有限公司
Zhangjiagang New Oriental Training School Co., Ltd
張家港市新宗方培洲挙校有限公司
Suzhou Wujiang District New Oriental Training Centre Co., Ltd
芳、州呆江新奈方培洲中心有限公司
Zhangzhou Xiangcheng District New Oriental Training School Co., Ltd
漳州市多城匡新奈方课外培洲挙校有限公司
Roxinford(Beijing) International Education and Science Co., Ltd
瑞凱兴（北京）囯际教育科技有限公司
Nanjing Qicheng Education & Consulting Co., Ltd
南京启橙教育咨洵有限公司
Nanjing Qicheng Training Centre
南京启橙教育培訓i 中心
Hebi Qibin District New Oriental Training School Co., Ltd
鶴壁市淇漯尻新京方培讠）I| 挙校有限公司
Xuchang Weidu District New Oriental Education Training School Co., LTD
讲昌市魏都巨新京方教育培斗II挙咬有限公司

Zhumadian economic development zone New Oriental Training School Co., Ltd
g主易店市経济升友乜新奈方培訓挙校有限公司
Xingtai Qiaoxi District New Oriental Training School Co., Ltd
邢台市梧西匡新京方培圳挙校有限公司
Nanjing Steam Training School Co., Ltd
南京斯林姆培斗l l 举校有限公司
Nanjing Zibaoshu Education Training Centre Co., Ltd
南京紫室节 ..外教育培洲中心有限公司
Nanjing Lvbaoshu Education Training Centre Co., Ltd
南京緑室屯教育培洲中心有限公司
Nanjing Lanbaoshu Education Training Centre Co., Ltd
南京盔宜节教育培洲中心有限公司
Nanjing Hongbaoshu Education Training Centre Co., Ltd
南京紅主节教育培洲中心有限公司
Suzhou Steam Training Co., Ltd
芳州斯林姆培iJII 有限公司
Wenzhou Lucheng District Wanshun New Oriental Education Training Co., Ltd
温州市鹿城匡万順新京方教育培iJII 有限公司
Wenzhou Lucheng District Xinhe New Oriental Education Training Co., Ltd
温州市鹿城匡信河新京方教育培洲有限公司
Wenzhou Longwan District New Oriental Education Training Co., Ltd
温州吉尤溶新宗方教育培洲有限公司
Wenzhou Lucheng District Tianli New Oriental Education Training Co., Ltd
温州市鹿城匠天利新宗方教育培汕I有限公司
Wenzhou Lucheng District New Oriental Education Training School Co., Ltd
温州市鹿城匡新京方教育培洲挙校有限公司
Wenzhou Ouhai District New Oriental Education Training Co., Ltd
温州市瓿海屆新奈方教育培洲有限公司
Weihai Huancui District New Oriental Training School Co., Ltd
威海市坏翠匡新京方培訓挙校有限公司

Xiamen Tongan District New Oriental Training School Co., Ltd
廈門市同安匡新京方课外培訓挙校有限公司
Yangzhou New Oriental Training Centre Co., Ltd
拯州市新宗方培斗II 中心有限公司
Suzhou Wujiang District Taihuxincheng New Oriental Training Centre Co., Ltd
芬州吳江太湖新城新宗方培 中心有限公司
Hangzhou New Oriental Training School Co., LTD
杭州新京方培讠｝ 挙校有限公司
Xiangtan New Oriental Education Training School Co., LTD
湘潭新京方教育培圳挙校有限公司
Xiangtan County New Oriental Education Training School Co., LTD
湘潭具新宗方教育培洲挙校有隈公司
Lanzhou New Oriental Training School Co., LTD
竺州新京方培洲挙校有限公司
Taiyuan New Oriental Training School Co., Ltd
太原新京方培 挙校有限公司
Chongqing Wanzhou District New Oriental Education Training School Co., LTD
重灰市万州邑新京方教育培洲挙校有限公司
Taizhou Jiecheng Enterprise Consulting management Co., LTD
泰州市捷成企血咨洵管理有限莞任公司
Taizhou Hailing District Yuanyang Education Training Centre Co. LTD
泰州市海陵匡远洋教育培洲中心有限公司
Taizhou Gaogang District Yuanyang Education Training Centre Co. LTD
泰州市高港匡远阻教育培洲中心有限公司
Taixing Yuanyang Education Training Centre Co. LTD
泰兴市远阻教育培洲中心有限公司
Taizhou Jiaojiang District New Oriental Training School Co., LTD
台州市椒江匡新奈方培圳挙校有限公司
Changzhou Xinbei District New Oriental Education Training Centre Co. LTD
常州市新北匡新奈方教育培洲中心有限公司

Suzhou Bright the future Education & Technology Company Limited
蒭州布局未未教育科技有限公司
New Oriental Wuyou (Beijing) Education & Consulting Co. LTD
新京方元忧（北京）教育咨讠句有限公司
Huaian New Oriental Education Training Co., Ltd
淮安市新茱方教育培洲有限公司
Suzhou Industrial Park New Oriental Training Centre Co. LTD
芳州工池园匡新京方培洲中心有限公司
Wuxi New Oriental Education Training School Co., Ltd
元蜴市新京方教育培斗ll 挙校有限公司
New Oriental Biandongfang (Beijing) Education Technology Co., LTD
新本方彼岸（北京）教育科技有限公司
New Oriental Wuyou Lezhi (Beijing) Education Technology Co., LTD
新奈方元忧示知（北京）教育科技有限公司
Wuxi Meicun New Oriental Education Training School Co., LTD
元钳市悔村新京方教育培洲単校有限公司
Weifang New Oriental Training School Co., Ltd
濰坊新宗方培洲挙校有限公司
Yixing New Oriental Education Training School Co., Ltd
宜兴市新宗方教育培洲挙校有限公司
Jiaxing Yinling Education Training School
嘉兴市引領教育培圳挙校
Jiaxing Nanhu District New Oriental Extracurricular Training Centre Co., Ltd
嘉兴市南湖広新奈方课外培iJII 中心有限公司
Beijing Qingkui Dongfang Education & Technology Co., LTD
北京青葵奈方教育科技有限公司
Kunshan New Oriental Business & Consulting Co. Ltd
昆山新奈方商夯咨讠句有限公司
Jinan New Oriental Wuyou Education Consulting Service Co. LTD
济南新京方元忧教育咨洵服各有限公司

Dongyang New Oriental Education Training Co., Ltd
宗阻市新京方教育培洲有限公司
Langfang Guangyang District New Oriental Training School Co., Ltd
廊坊市户陌匡新京方培斗ll 挙校有琅公司
Huzhou New Oriental Peiyou Training School Co., Ltd
湖州市新奈方培优培洲挙校有限公司
Suzhou Wuzhong District New Oriental Training Centre Co., Ltd
芬州吳中匡新京方培廿ll 中心有限公司
Suzhou Wujiang District Shengze New Oriental Training Centre Co., Ltd
蒭州市吳汀図盛洋新奈方培洲中心有限公司
Kunshan New Oriental Training Centre Co., Ltd
昆山市新京方培圳中心有限公司
Jiujiang Xunyang District New Oriental Education Training School Co., Ltd
九江市湯阻匡新京方教育培圳挙校有限公司
Wenzhou Lucheng District Shengde New Oriental Education Training Co., Ltd
温州市鹿城氐盛德新京方教育培讠） 有限公司
Wenzhou Lucheng District Jiushan New Oriental Education Training Co., Ltd
温州市鹿城図九山新京方教育培洲有限公司
Wenzhou Lucheng District Daziran New Oriental Education Training Co., Ltd
温州市鹿城匡大自然新京方教育培洲有限公司
Yongjia Oubei Oucheng Education Training School Co., Ltd
永嘉具瓿北甌城教育培廿ll举校有限公司
Yantai Laishan District New Oriental Education Training School Co., Ltd
煨台市茉山匡新宗方教育培廿挙校有限公司
Yantai Development District New Oriental Education Training School Co., Ltd
煨台升友邕新宗方教育培讠）挙校有限公司
Nanjing Zongbaoshu Education Training Centre Co., Ltd
産京棕宜节课外教育培圳中心有限公司
Nanjing Chengbaoshu Education Training Centre Co., Ltd
南京橙室节教育培洲中心有限公司

Nanjing Jubaoshu Education Training Centre Co., Ltd
南京桔宝书教育培训中心有限公司

New Oriental Wuyou (Nanchang) Education & Management Co. LTD
新东方无忧（南昌）教育管理有限公司

New Oriental Wuyou (Nanjing) Cultural Development Co. LTD
新东方无忧（南京）文化发展有限公司

New Oriental Wuyou (Shanghai) Cultural Development Co. LTD
新东方无忧（上海）文化发展有限公司

Changsha Yuelu District New Oriental Wuyou Future Education Consulting Co., LTD
长沙市岳麓区新东方无忧未来教育咨询有限责任公司

New Oriental Wuyou (Chongqing) Education Information Consulting Service Co. LTD
新东方无忧（重庆）教育信息咨询服务有限公司

Guangzhou New Oriental Wuyou Education & Consulting Co. LTD
广州市新东方无忧教育咨询有限公司

New Oriental Wuyou (Hangzhou) Education Technology Co., LTD
新东方无忧（杭州）教育科技有限公司

New Oriental Wuyou (Xiamen) Education & Consulting Co. LTD
新东方无忧（厦门）教育咨询有限公司

New Oriental Wuyou (Huhehaote) Education & Consulting Co. LTD
新东方无忧（呼和浩特）教育咨询有限公司

Wuhan New Oriental Wuyou Education Training School Co., Ltd
武汉新东方无忧培训学校有限公司

Harbin Songbei District New Oriental Wuyou Culture Training School Co. LTD
哈尔滨市松北区新东方无忧文化培训学校有限公司

New Oriental Wuyou (Changchun) Education & Consulting Co. LTD
新东方无忧（长春）教育咨询有限公司

Zhengzhou Zhengdongxin District New Oriental WuyouTraining School Co., Ltd.
郑州市郑东新区新东方无忧培训学校有限公司

Tianjin New Oriental Wuyou Education Training School Co., Ltd.
天津新东方无忧教育培训学校有限公司

Shenyang Huanggu District New Oriental Wuyou Lezhi Education Training School Co., Ltd.
沈阻干皇姑図新奈方元忱示知教育培圳挙校有限公司
New Oriental Wuyou (Shijiazhuang) Education & Consulting Co. LTD
新奈方元忧（石家庄）教育咨洵有限公司
New Oriental Wuyou (Qingdao) Education & Consulting Co. LTD
新京方元忧（音舄）教育咨洵有限公司
Taizhou Hailing District New Oriental Training School Co., Ltd
泰州市海陵匡新京方培洲挙校有限公司
Taizhou Jiangyan District New Oriental Education Training Centre Co., Ltd
泰州市姜堰図新京方教育培訓中心有限公司
Wuxi Huishan District New Oriental Yuexue Training Centre Co., Ltd
元钳市惠山匡新京方悅挙培圳中心有限公司
Yancheng Tinghu District New Oriental Education Training Centre Co., Ltd
盐城市亭湖匡新奈方教育培讠判中心有限公司
Nantong Development District New Oriental Training School Co., Ltd
南通歼岌巨新末方培斗II 挙校有限公司
Nanyang Wancheng District New Oriental Training School Co., Ltd
南陀市宛城匡新京方培洲挙校有限公司
Danyang New Oriental Education Training Co., Ltd
丹阻市新宗方教育培洲有限公司
Chongqing Bright future Education & Technology Company Limited
重戾布局未耒教育科技有限公司
Xi’an Mantianxing Childcare Service Co., LTD
西安沸天星托育服勞有限公司
Wuhan Oriental Youbo Network Technology Co. LTD
武汊宗方优播两絡科技有限公司
Jiaozuo New Oriental Training School Co., Ltd
焦作新奈方培訓l挙校有限公司
Jiaozuo Jiefang New Oriental Training School Co., Ltd.
焦作解放新宗方培洲挙校有限公司

Hengshui New Oriental Training School Co., Ltd
衡水市新奈方教育培訓I孛校有限公司
Shaoxing Yuecheng District New Oriental Training School Co., Ltd
纪兴市越城図挙智培斗l！挙校有限公司
Kunshan New Oriental Yuexue Training Centre Co., Ltd
昆山市新京方悅挙：：：音洲中心有限公司
Suzhou Xiangcheng District New Oriental Education Training Centre Co. LTD
芮州市相城迟新京方教育培訓l 中心有限公司
Taiyuan Xiaodian District New Oriental Training School Co., Ltd
太原市小店匡新京方培圳挙校有限公司
Taiyuan Wanbolin District New Oriental Training School Co., Ltd
太原市万柏林以新奈方培廿li 挙校有限公司
Taiyuan Xinghualing District New Oriental Training School Co., Ltd
太原市杏花呤汊新京方培iJII 举校有隈公荀
Shanghai Vision Eurasian Education Training Co., Ltd
上海前途欬亜教育培iJII有限公司
Yangzhou Guangling District New Oriental Training Centre Co., Ltd
扮州市户陵匡新京方培洲中心有限公司
Ruian District New Oriental Training Centre Co. LTD
瑞安市新京方教育培斗II 有限公司
Yantai Fushan District New Oriental Training School Co., Ltd.
姻台市福山巨新京方教育培洲挙校有限公司
Yantai Mouping District New Oriental Training School Co., Ltd.
姻台市牟平巨新京方教育培洲挙校有限公司
Hefei New Oriental Wuyou Education Information Consulting Service Co. LTD
合肥新末方元忧教育咨洵有限公司
Chengdu New Oriental Wuyou Education Training School Co., Ltd.
成都市新京方元忧教育培廿I I挙校有限公司
Kunming Wuhua District New Oriental Wuyou Education Training School Co., Ltd.
昆明市五华匡新茱方元忧教育培洲挙校有限公司

New Oriental Wuyou(Taiyuan) Education Information Consulting Service Co. LTD
新奈方元忧（太原）教育咨淌有限公司
Wuxi Xishan District New Oriental Education Training Centre Co. LTD
元暢市鴞山篋宗亭新宗方教育培洲中心有限公司
Nanjing Chengxinchengyi Art Training Centre Co. LTD
南京橙心橙意芝木培洲有限公司
Nanjing Aichengzhang Education Training Centre Co., Ltd
南京愛橙夭教育培iJ Il 中心有限公司
Nanjing Chengken Language Training Centre Co. LTD
南京橙肯语言培洲有限公司
Nanjing Chengjia Education Training Centre Co., Ltd
南京橙佳教育培洲中心有限公司
Nanjing Chengxin Extracurricular Education Training Centre Co., Ltd
南京橙心课外教育培洲中心有限公司
Tangshan Fengrun District New Oriental Training School Co., Ltd
唐山市丰淌匡新京方培圳挙校有限公司
Tangshan Lunan District New Orienta Training School Co., Ltd
唐山市路南匡新培洲挙校有限公司
Changzhou New Oriental Education Technology Co., LTD
常州古新京方教育科技有限公司
Guizhou Guiyang New Oriental Education Technology Co., LTD
奇州省安阻市新实方教育科技有限公司
Guiyang Nanming District New Oriental Training Centre Co., Ltd
痍陀市南明巨新宗方涪祖l 中心有限公司
Sphink (Shanghai) Education Consulting Co., Ltd. Guangzhou Branch
斯芬克（上海）教育科技有限公司
Xianyang New Oriental Training School Co., Ltd.
咸阻新京方培讠Jh 挙校有限公司
Cixi New Oriental Training School Co., Ltd

慈溪新奈方培訓挙校有限公司
Zhoukou Chuanhui District New Oriental Training School Co., Ltd
同口市川汜図新奈方培洲挙校有限公司
Shangqiu New Oriental Training School Co., Ltd
商丘新床方培洲挙校有限公荀
Suzhou Wujiang Zhongying New Oriental Training Center Co., Ltd
芬州吳江1中英新京方培斗II 中心有限公司
Jinxian New Oriental Training School Co., Ltd.
迸贤艮新茱方培洲挙校有限公司
Hangzhou Oversea Language Consulting Co., Ltd.
杭州前途语言咨洵有隈公司
Suzhou Oversea Language Training Co., Ltd
芳州前途语言培洲有限公司
Shanghai Oversea Culture Development Co., Ltd
上海前途文化友展有限公司
Beijing Oversea Language Training School Co., Ltd
北京前途语言培洲挙校有限公司
Wuxi Oversea Language Training Co., Ltd
元甥前途语言培洲有限公司
Shenyang Oversea Education Consulting Co., Ltd
沈舶前途教育咨洵有限公司
Wenzhou Lucheng District Li Fu New Oriental Education and Training Co., Ltd
温州市鹿城匡利府新末方教育培洲有限公司
Nanjing Baibaoshu Education Training Center Co., Ltd
南京白室节教育培洲中心有限公司
NanJing Lishui Youneng Education Training Center Co., Ltd
南京溧水优能教育培斗II 中心有限公司
Xi’an New Oriental Wuyou Training School Co., Ltd
西安新末方元忧培Ull挙校有限公司
Lanzhou New Oriental Wuyou Education Consulting Co., Ltd

竺州新京方元忧教育咨洵有限公司Dalian New Oriental Wuyou Lezhi Education Consulting Co., Ltd. 连新京方元忧示知教育咨讠句有限公司 訕 Jilin New Oriental Wuyou Education Consulting Co., Ltd. 吉林古新京方元忧教育咨讠句有限公司 Shanghai New Oriental Slim Education Training Co., Ltd. 上海新京方斯林姆教育培iJII 有限公司 Chengdu New Oriental Slim Education Training School Co., Ltd. 成都新京方斯林姆教育培訓l 挙校有限公司 Harbin Nangang District New Oriental Training School Co., Ltd.哈你漯市南尚匡新奈方培洲举校有限公司 Changchun New Oriental Education Training School Co., Ltd. 板春市新京方教育培洲挙校有限公司 Shaanxi New Oriental Xingyuan Training School Co., Ltd. 陝西新宗方行远培圳挙校有限公司 Baoji New Oriental Training School Co., Ltd. 室達市新宗方培圳挙校有限公司 Shenyang Heping District New Oriental Education Training School Co., Ltd. 沈阻市和平匡新京方教育培斗II挙校有限公司 Shenyang Shenhe New Oriental Education and Training School Co., Ltd 沈阻市沈河匡新朱方教育培訓挙校有限喪任公司 Suzhou New Oriental Education Training Center Co., Ltd. 芬州高新匡新京方教育培洲中心有限公司 Tai’an New Oriental Training School Co. Ltd. 泰安新京方培i)ll 挙校有限公司 Changchun Kuancheng District New Oriental Shangxue Education Training School Co., Ltd 板春市寛城匡新京方尚挙教育培洲挙校有限公苛 Changchun Erdao District New Oriental Lexue Education and Training School Co., Ltd 夭春市二道匡新京方示挙教育培洲挙校有限公旬 Changchun Economic and Technological Development.Zone New Oriental Education and

Training School Co., Ltd 长春经济技术开发区新东方勤学教育培训学校有限公司 Jiangyin New Oriental Education Training Center Co., Ltd. 江阴市新 东方教育培训中心有限公司 Changsha Tianxin District New Oriental Wuyou education Consulting Co., Ltd 长沙市天心区新东方无忧教育咨询有限责任公司 Shijiazhuang New Oriental Training School Co., Ltd. 石家庄新东方培训学校有限公司 Nanning Qingxiu District New Oriental Training School Co., Ltd 南宁市青秀区新东方培训学校有限责任公司 Changchun Nanguan District New Oriental Precision Education Training School Co., Ltd 长春南关区新东方精学教育培训学校有限公司 Xianyang New Oriental Training School Co., Ltd. 咸阳新东方培训学校有限公司 Cixi New Oriental Training School Co., Ltd. 慈溪新东方培训学校有限公司 Zhoukou Chuanhui District New Oriental Training School Co., Ltd. 周口市川汇区新东方培训学校有限公司 Shangqiu New Oriental Training School Co., Ltd. 商丘新东方培训学校有限公司 Suzhou Wujiang Zhongying New Oriental Training Center Co., Ltd. 苏州吴江仲英新东方培训中心有限公司 Jinxian New Oriental Training School Co., Ltd. 进贤县新东方培训学校有限公司 Hangzhou Overseas Language Consulting Co., Ltd. 杭州前途语言咨询有限公司 Suzhou Overseas Language Training Co., Ltd. 苏州前途语言培训有限公司 Shanghai Overseas Culture Development Co., Ltd 上海前途文化发展有限公司

Beijing Overseas Language Training School Co., Ltd. 北京前途语言培训学校有限公司 Wuxi Overseas Language Training Co., Ltd 无锡前途语言培训有限公司 Shenyang Overseas Education Consulting Co., Ltd. 沈阳前途教育咨询有限公司 Wenzhou Lucheng District Li Fu New Oriental Education and Training Co., Ltd 温州市鹿城区利府新 东方教育培训有限公司 Nanjing Baibaoshu Education Training Center Co., Ltd. 南京白宝书教育培训中心有限公司 Nanjing Lishui Youneng Education Training Center Co., Ltd. 南京溧水优能教育培训中心有限公司 Xi’an New Oriental Wuyou Training School Co., Ltd. 西安新东方无忧培训学校有限公司 Lanzhou New Oriental Wuyou Education Consulting Co., Ltd. 兰州新东方无忧教育咨询有限公司 Dalian New Oriental Wuyou Lezhi Education Consulting Co., Ltd. 大连新东方无忧乐知教育咨询有限公司 Jilin New Oriental Wuyou Education Consulting Co., Ltd. 吉林市新东方无忧教育咨询有限公司 Shanghai New Oriental Steam Education Training Co., Ltd. 上海新东方斯林姆教育培训有限公司 Chengdu New Oriental Steam Education Training School Co., Ltd. 成都新东方斯林姆教育培训学校有限公司 Harbin Nangang District New Oriental Training School Co., Ltd. 哈尔滨市南岗区新 东方培训学校有限公司 Changchun New Oriental Education Training School Co., Ltd. 长春市新东方教育培训学校有限公司 Beijing Sifenke Education Consulting Co., Ltd. Chengdu Branch

Shaanxi New Oriental Xingyuan Training School Co., Ltd. 陕西新东方行远培训学校有限公司 Baoji New Oriental Training School Co., Ltd. 宝鸡市新 东方培训学校有限公司 Shenyang Heping District New Oriental Education Training School Co., Ltd. 沈阳市和平区新东方教育培训学校有限公司 Shenyang Shenhe New Oriental Education and Training School Co., Ltd 沈阳市沈河区新东方教育培训学校有限责任公司 Suzhou New Oriental Education Training Center Co., Ltd. 苏州高新区新 东方教育培训中心有限公司 Tai’an New Oriental Training School Co., Ltd. 泰安新东方培训学校有限公司 Changchun Kuancheng District New Oriental Shangxue Education Training School Co., Ltd 长春市宽城区新东方尚学教育培训学校有限公司 Changchun Erdao District New Oriental Lexue Education and Training School Co., Ltd 长春市二道区新东方乐学教育培训学校有限公司 Changchun Economic and Technological Development Zone New Oriental Education and Training School Co., Ltd. 长春经济技术开发区新东方勤学教育培训学校有限公司 Jiangyin New Oriental Education Training Center Co., Ltd. 江阴市新 东方教育培训中心有限公司 Changsha Tianxin District New Oriental Wuyou education Consulting Co., Ltd 长沙市天心区新东方无忧教育咨询有限责任公司 Shijiazhuang New Oriental Training School Co., Ltd. 石家庄新 东方培训学校有限公司 Nanning Qingxiu District New Oriental Training School Co., Ltd. 南宁市青秀区新东方培训学校有限责任公司 Changchun Nanguan District New Oriental Precision Education Training School Co., Ltd. 长春南关区新 东方精学教育培训学校有限公司